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                       REVOLVING CREDIT FACILITY AGREEMENT

                          Dated as of November __, 1996

                                      among

                               CALI REALTY, L.P.,

                                  as Borrower,

                           THE LENDERS PARTIES HERETO,

                                       and

                       PRUDENTIAL SECURITIES CREDIT CORP.,

                             as Administrative Agent

                                   $80,000,000


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                                TABLE OF CONTENTS

ARTICLE I. - DEFINITIONS; ACCOUNTING MATTERS
SECTION 1.01. Certain Defined Terms ............................................
SECTION 1.02. Other Definitional Provisions ....................................
SECTION 1.03. Accounting Terms and Determinations ..............................

ARTICLE II. - COMMITMENTS; LOANS; NOTES; PREPAYMENTS
SECTION 2.01.    Loans .........................................................
SECTION 2.02.    Borrowings ....................................................
SECTION 2.03.    Full Recourse .................................................
SECTION 2.04.    Notes .........................................................
SECTION 2.05.    Optional Prepayments ..........................................
SECTION 2.06.    Mandatory Prepayments; Permanent Reduction of Commitments......
SECTION 2.07.    Mandatory Reductions of Commitments............................
SECTION 2.08.    Continuation...................................................
SECTION 2.09.    Optional Termination or Reduction of Commitments...............
SECTION 2.10.    Refinancing of Loans...........................................
SECTION 2.11.    Replacement Collateral.........................................

ARTICLE III. - PAYMENTS OF PRINCIPAL AND INTEREST...............................
SECTION 3.01.    Repayment of Loans.............................................
SECTION 3.02.    Interest.......................................................
SECTION 3.03.    Interest Adjustments...........................................

ARTICLE IV. - PRO RATA TREATMENT, PAYMENTS, COMPUTATIONS........................
SECTION 4.01.    Pro Rata Treatment and Payments................................
SECTION 4.02.    Computations...................................................
SECTION 4.03.    Minimum Amounts................................................
SECTION 4.04.    Certain Notices................................................
SECTION 4.05.    Set-Off........................................................

ARTICLE V. - YIELD PROTECTION, ETC..............................................
SECTION 5.01.    Additional Costs...............................................
SECTION 5.02.    Illegality.....................................................
SECTION 5.03.    Treatment of Affected Loans....................................
SECTION 5.04.    Compensation...................................................
SECTION 5.05.    Withholding Taxes..............................................
SECTION 5.06.    Indemnity......................................................
SECTION 5.07.    Duty to Mitigate...............................................

ARTICLE VI. - CONDITIONS PRECEDENT..............................................
SECTION 6.01.    Conditions to Initial Loan.....................................
SECTION 6.02.    Conditions to Each Loan........................................

ARTICLE VII. - REPRESENTATIONS AND WARRANTIES...................................
SECTION 7.01.    Partnership Existence..........................................
SECTION 7.02.    Financial Condition............................................
SECTION 7.03.    Litigation.....................................................
SECTION 7.04.    No Breach......................................................
SECTION 7.05.    Partnership Power; Authorization; Enforceable Obligations......
SECTION 7.06.    Approvals......................................................
SECTION 7.07.    No Default.....................................................
SECTION 7.08.    Ownership of Property..........................................
SECTION 7.09.    Taxes..........................................................
SECTION 7.10.    Use of Credit..................................................
SECTION 7.11.    ERISA..........................................................
SECTION 7.12.    Investment Company Act.........................................
SECTION 7.13.    Public Utility Holding Company Act.............................
SECTION 7.14.    Environmental Matters..........................................
SECTION 7.15.    True and Complete Disclosure...................................
SECTION 7.16.    Labor Matters..................................................
SECTION 7.17.    Pledged Partnership Interests..................................

ARTICLE VIII. - COVENANTS OF THE OPERATING PARTNERSHIP..........................
SECTION 8.01.    Financial Statements...........................................
SECTION 8.02.    Certificates and Other Information.............................
SECTION 8.03.    Litigation.....................................................
SECTION 8.04.    Conduct of Business, Existence, Etc............................
SECTION 8.05.    Payment of Obligations.........................................
SECTION 8.06.    Insurance......................................................
SECTION 8.07.    Limitation on Liens............................................
SECTION 8.08.    ERISA..........................................................
SECTION 8.09.    Use of Proceeds................................................
SECTION 8.10.    Environmental Laws.............................................
SECTION 8.11.    Hazardous Substances...........................................
SECTION 8.12.    Claims.........................................................
SECTION 8.13.    Maintenance of Ownership.......................................
SECTION 8.14.    Indebtedness...................................................
SECTION 8.15.    Dividends and Distributions....................................
SECTION 8.16.    Assets of Holdings.............................................
SECTION 8.17.    Compliance Certification.......................................

ARTICLE IX. - EVENTS OF DEFAULT.................................................
SECTION 9.01     Events of Default..............................................

ARTICLE X. - THE ADMINISTRATIVE AGENT...........................................
SECTION 10.01.   Appointment....................................................
SECTION 10.02.   Delegation of Duties...........................................
SECTION 10.03.   Exculpatory Provisions.........................................
SECTION 10.04.   Reliance by Administrative Agent...............................
SECTION 10.05.   Notice of Default..............................................
SECTION 10.06.   Non-Reliance on Administrative Agent and Other Lenders.........
SECTION 10.07.   Reimbursement and Indemnification..............................
SECTION 10.08.   Administrative Agent in Its Individual Capacity................
SECTION 10.09.   Successor Administrative Agent.................................
SECTION 10.10.   Collateral Holder..............................................

ARTICLE XI. - MISCELLANEOUS.....................................................
SECTION 11.01.   No Waiver; Cumulative Remedies.................................
SECTION 11.02.   Notices........................................................
SECTION 11.03.   Expenses.......................................................
SECTION 11.04.   Amendments.....................................................
SECTION 11.05.   Successors and Assigns.........................................
SECTION 11.06.   Assignments and Participations.................................
SECTION 11.07.   Adjustments....................................................
SECTION 11.08.   Survival.......................................................
SECTION 11.09.   Captions.......................................................
SECTION 11.10.   Counterparts...................................................
SECTION 11.11.   Severability...................................................
SECTION 11.12.   Integration....................................................
SECTION 11.13.   Governing Law..................................................
SECTION 11.14.   Submission to Jurisdiction.....................................
SECTION 11.15.   Acknowledgments................................................
SECTION 11.16.   Waiver of Jury Trial...........................................

SCHEDULES

Schedule I                 Commitments
Schedule II                Addresses for Notices
Schedule III               Excess Qualified Asset Value

EXHIBITS

Exhibit A                  Form of Promissory Note
Exhibit B                  Form of Pledge Agreement
Exhibit C                  Form of Company Pledge Agreement
Exhibit D                  Form of Assignment and Acceptance
Exhibit E                  Form of Notice of Borrowing

         THIS REVOLVING CREDIT FACILITY AGREEMENT dated as of November ______, 1996, is entered into by and among Cali Realty, L.P., a Delaware limited partnership (the "Operating Partnership"), the several lenders from time to time parties hereto (the "Lenders"), and Prudential Securities Credit Corp. ("PSC"), a Delaware corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

         WHEREAS, the Operating Partnership has requested the Lenders to make revolving loans to the Operating Partnership for working capital purposes, including the acquisition or improvement of real property, and other general purposes of the Operating Partnership, up to an aggregate principal amount at any one time outstanding equal to $80,000,000, pursuant to and subject to the terms and conditions set forth herein, and each Lender is willing to make such loans on and subject to the terms and conditions hereof in the maximum amount set forth opposite the name of such Lender on Schedule I; and

         WHEREAS, to provide assurance for the repayment of the revolving loans and all other Obligations (as hereinafter defined) of the Operating Partnership hereunder: (1) the Operating Partnership has agreed to secure the loans by providing or causing to be provided to the Administrative Agent, for the benefit of the Lenders, a first priority pledge of: (i) a 99% limited partnership interest owned by the Operating Partnership in Holdings (as hereinafter defined) and (ii) a 99% limited partnership interest owned by the Operating Partnership in the UREs (as hereinafter defined), all pursuant to the Pledge Agreement (as hereinafter defined); and (2) the Company (as hereinafter defined) has agreed to secure the loans by providing or causing to be provided to the Administrative Agent, for the benefit of the Lenders, a first priority pledge of 100% of the issued and outstanding capital stock of the G.P. Subs (as hereinafter defined) owned by the Company pursuant to the Company Pledge Agreement (as hereinafter defined). In taking the pledge of the Pledged Partnership Interests and the Pledged Stock, Lenders intend that they have the ability, on an Event of Default by the Operating Partnership, to obtain full and absolute control over the Subject Property.

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the Operating Partnership, the Lenders and the Administrative Agent hereby agree as follows:

I.                                   ARTICLE I.

                         DEFINITIONS; ACCOUNTING MATTERS

         I.01.Certain Defined Terms. As used herein, the following terms shall have the following meanings:

         "Additional Costs" has the meaning set forth in Section 5.01(a).

         "Administrative Agent" means Prudential Securities Credit Corp., a Delaware corporation (formerly known as Prudential Securities Realty Funding Corporation), as administrative agent for the Lenders, or any successor administrative agent approved in accordance with Section 10.09.

         "Affiliate" means any Person that directly or indirectly controls, or is under common control with, or is controlled by, any other Person. As used in this definition, "control" (including, with its correlative meaning, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the other Person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         "Agreement" means this Revolving Credit Facility Agreement, as amended, supplemented or otherwise modified from time to time.

         "Amortized Leasing Costs" means, for any calendar quarter, the aggregate amount of all tenant improvement expenses and leasing commissions for the Subject Property allocated to such calendar quarter obtained by amortizing all tenant improvement expenses and leasing commissions incurred by the Operating Partnership or its Subsidiaries for the Subject Property during the term of this Agreement in accordance with GAAP over the initial lease term of each lease for which such expenses and commissions were incurred.

         "Applicable Lending Office" means, with respect to any of the Lenders or Reference Banks, the branch or branches (or Affiliate or Affiliates) from which any loans of such Lender or Reference Bank, as the case may be, are made or maintained under this Agreement, as designated by, or by notice provided to, the Administrative Agent from time to time.

         "Applicable Margin" means 125 basis points.

         "Assignee" means any Lender or any Affiliate thereof, or, with the consent of the Administrative Agent and the Operating Partnership (which shall not be unreasonably withheld), any additional lender or financial institution, who receives an assignment of all or any part of a Lender's rights and obligations under the Agreement, the Notes and the other Credit Facility Documents pursuant to Section 11.06.

         "Assignment and Acceptance" means an agreement in the form of Exhibit D hereto, executed by the assignor, assignee and other parties as contemplated thereby.

         "Assumed Debt" means: (i) the indebtedness to be owed by one or more of the Operating Partnership, Holdings, Holdings-Parcel I or the UREs to Northwestern Mutual Life Insurance Company and Principal Mutual Life Insurance Company in the original principal amount of $110,000,000 and having an unpaid principal balance of $______________ or less on the Closing Date, which is secured by a first mortgage on the Subject Property (other than the undeveloped parcels comprising the Subject Property), and (ii) the indebtedness to be owed by one or more of the Company, the Operating Partnership or Holdings-Parcel I to U S West Pension Trust, Investment Management Company in the maximum principal amount of $________________ and having an initial unpaid principal balance of not more than $________________ on the Closing Date, which is or will be secured by a first mortgage on fee title to the tract upon which the building known as Plaza I of the Harborside Financial Center, in Jersey City, New Jersey is located. Lenders acknowledge that the principal amount of the indebtedness owed to U S West Pension Trust, Investment Management Company is intended to increase as the principal balance of the remainder of the Assumed Debt decreases.

         "Auditor" means Price Waterhouse LLP or such other "Big Six" accounting firm as may be acting as the Company's accountants at the time of any determination to be made by the Auditor, unless Price Waterhouse (or the Company's other accountants at such time) declines to act as Auditor, in which event the Auditor shall be one of the "Big Six" accounting firms selected by Administrative Agent.

         "Available Revolving Credit Commitment" means, as to any Lender, at a particular time, an amount equal to (a) the amount of such Lender's Commitment at such time less (b) the sum of the aggregate unpaid principal amount at such time of all Loans made by such Lender pursuant to Section 2.01; collectively, as to all the Lenders, the "Available Revolving Credit Commitments"; provided, however, that (A) the Available Revolving Credit Commitment of any Lender shall not exceed the product of (1) such Lender's Commitment Percentage and (2) the difference between (I) the total available Commitments and (II) the sum of the aggregate unpaid principal amount at such time of all outstanding Loans made by all Lenders pursuant to this Agreement; and (B) the Available Revolving Credit Commitments shall not exceed the difference between (I) the total available Commitments and (II) the sum of the aggregate unpaid principal amount at such time of all outstanding Loans made by all Lenders pursuant to this Agreement.

         "Bankruptcy Code" means the Federal Bankruptcy Code of 1978, as amended from time to time.

         "Basle Accord" has the meaning set forth in Section 5.01(c).

         "Benefited Lender" has the meaning set forth in Section 11.07.

         "Bond Indenture" has the meaning assigned thereto in the Existing Credit Facility Documents.

         "Borrowing" means a borrowing by the Operating Partnership under the Notes pursuant to the terms of this Agreement.

         "Borrowing Date" means any Business Day specified in a notice pursuant to Section 2.02 as a date on which the Operating Partnership requests the Lenders to make Loans hereunder.

         "Business Day" means any day on which both (a) commercial banks are not authorized or required to close in New York City, and (b) dealings in Dollar deposits are carried out in the London interbank market.

         "Capitalized Lease" shall mean, with respect to any Person, any lease or other agreement with respect to the use of Property that, in accordance with GAAP, must be capitalized on the lessee's or user's balance sheet or the amount of the liability which, if so capitalized, must be disclosed in a note to such balance sheet.

         "Capitalized Lease Obligation" of any Person shall mean, as of any date as of which the amount thereof is to be determined, the amount of the liability capitalized or disclosed (or which should be disclosed), in accordance with GAAP, on a balance sheet (or in a note to such balance sheet) of such Person in respect of a Capitalized Lease of such Person.

         "Closing Date" means the date on which the conditions precedent to the making of the Loans as set forth in Section 6.01 shall be satisfied or waived by the Majority Lenders, on behalf of all Lenders, and the first Advance is made hereunder, which in no event shall be later than November 30, 1996.

         "Collateral" means the Property described in the Pledge Agreement and the Company Pledge Agreement.

         "Collateral Holder" means PSC in its capacity as Administrative Agent and as custodian of the Collateral under the Pledge Agreement and the Company Pledge Agreement, and any successor thereto appointed in accordance with Section 10.09.

         "Commitment" means, as to any Lender, the obligation of such Lender to make Loans to the Operating Partnership in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I hereto, in each case as such amount may be reduced from time to time in accordance with the provisions of this Agreement, but in no event shall the Commitments of all the Lenders collectively exceed $80,000,000 in aggregate principal amount at any one time outstanding; provided, however, that if the DSCR for the Subject Property as reasonably determined by the Administrative Agent as of the end of any calendar quarter following receipt by the Administrative Agent of the financial information for such quarter under
Section 8.01 below is less than 1.4 to 1 (rounded to the nearest one-tenth), the Commitments will be temporarily reduced on a pro rata basis as provided in
Section 4.01(a) by an amount (rounded to the nearest $1,000,000) which is sufficient to maintain a DSCR for the Subject Property of not less than 1.4 to 1 (rounded to the nearest one-tenth) in the future. The Commitments of all the Lenders are herein sometimes referred to as the "Commitments". If the total Commitments are reduced below $80,000,000 to satisfy the foregoing requirement relating to the DSCR for the Subject Property and the DSCR for the Subject
Property subsequently increases, the Commitments shall be correspondingly increased (subject to any other limits or restrictions on the amount of the Commitments contained herein).

         "Commitment Letter" refers to the Commitment Letter, dated as of September 20, 1996, between the Operating Partnership and PSC, regarding, among other matters, this Agreement.

         "Commitment Percentage" means, as to any Lender at any time, the percentage which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of all Lenders' Loans then outstanding).

         "Commitment Period" has the meaning set forth in Section 2.01.

         "Commitment Termination Date" means the earliest to occur of (i) the Maturity Date, (ii) the Refinance Loan Closing Date for any term loan which refinances the indebtedness evidenced by this Agreement under Section 2.10,
(iii) such earlier date on which the Commitments shall terminate in accordance with Article IX, and (iv) the date on which the Commitments are reduced to zero pursuant to any mandatory prepayment, mandatory reduction or optional termination or reduction of the Commitment under Article II hereof.

         "Company" means Cali Realty Corporation, a Maryland corporation, which is the sole general partner of the Operating Partnership.

         "Company Pledge Agreement" means the pledge agreement between the Company and the Administrative Agent, substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

         "Contingent Consideration Liability" means the contingent liability of Holdings which may be due and owing to Harborside Exchange Place Limited Partnership, a New Jersey limited partnership, its successors and assigns, upon the future development of certain undeveloped parcels of the Subject Property pursuant to a certain Contingent Consideration Agreement executed on or about the date hereof and which is to be reflected on the books and records of Holdings as a contingent liability in accordance with GAAP.

         "Consolidated Subsidiary" means, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired), the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking (including, without limitation, its charter, bylaws or other organizational documents) to which such Person is a party or by which it or any of its Property is bound.

         "Credit Facility Documents" means this Agreement, the Notes issued under this Agreement, the Commitment Letter, the Pledge Agreement, the Company Pledge Agreement and any other ancillary documentation which is required to be otherwise executed by the Operating Partnership or any Third Party and delivered to the Administrative Agent in connection with this Agreement, together with any rider, addendum or amendment thereto, as amended from time to time.

         "Debt Service" for the REIT Group, as of a particular determination date, means the total of all principal and interest payments on Indebtedness of the REIT Group (including debt service on the Commitments under this Agreement and the Commitments under the Existing Credit Facility Documents).

         "Default" means an Event of Default or any event, act or condition which merely with notice or lapse of time, or both, would become an Event of Default.

         "Dollars" and "$" means lawful money of the United States of America.

         "DSCR for the Subject Property" means, as of a particular determination date, the debt service coverage ratio for the Subject Property, which shall be calculated in the following manner: (i) the aggregate net cash flow for the Subject Property (on a cash basis, after Amortized Leasing Costs and capital expenses but before debt service on the Assumed Debt or the credit facility described in this Agreement) for the calendar quarter just ending and the three
(3) immediately preceding calendar quarters, divided by (ii) the actual interest expense on the Assumed Debt and pro forma debt service on the maximum aggregate Commitments available under this Agreement (i.e., $80,000,000) for the four (4) calendar quarters described above, assuming interest accrues on unpaid principal at the LIBOR Rate (determined on the last business day of the calendar quarter for which such debt service coverage ratio is being determined using an assumed Interest Period of one month) plus 125 basis points and interest payments only. Notwithstanding anything hereinabove to the contrary, the calculation of the DSCR for the Subject Property shall not include any calendar quarter which ended prior to the date of this Agreement and such calculation for the first three (3) quarters ending during the term of this Agreement shall be based on the net cash flow and debt service for one (1), two (2) and three (3) calendar quarters, respectively.

         "EBITDA" means as to any Person, for any determination period, earnings before interest, taxes, depreciation and amortization, determined in accordance with GAAP.

         "Environmental Laws" means any and all present and future federal, state, municipal and local laws, rules, regulations, statutes, ordinances or codes, common law causes of action, judicial and administrative decisions, and any orders or decrees of any Governmental Authority, in each case as now or hereafter in effect, relating to the regulation or protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitations, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder.

         "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (a) described in Section 414(b) or 414(c) of the Internal Revenue Code of which the Operating Partnership is a member, and
(b) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Internal Revenue Code and the Lien created under
Section 302(f) of ERISA and Section 412(n) of the Internal Revenue Code, described in Section 414(m) or 414(o) of the Internal Revenue Code of which the Operating Partnership is a member.

         "Event of Default" means any of the events specified in Article IX.

         "Excess Qualified Asset Value" means, for purposes of determining Net Worth under this Agreement, the aggregate amount by which the stipulated values listed on Schedule III for those properties owned by one or more members of the REIT Group listed on Schedule III exceed the values for such properties determined under GAAP.

         "Existing Collateral" means the Pledged Junior Bonds and the instruments evidencing the Pledged Junior Bonds, and all interest, cash, instruments and other Property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Junior Bonds, and any other proceeds of the Pledged Junior Bonds.

         "Existing Credit Facility Documents" means the Revolving Credit Facility Agreement dated August 31, 1994 among the Operating Partnership, the lenders party thereto and the Administrative Agent as amended from time to time, and the other Credit Facility Documents (as that term is defined in said Revolving Credit Facility Agreement), as amended from time to time, pursuant to which the Pledged Junior Bonds were pledged by the Operating Partnership to the Administrative Agent, for the benefit of the Lenders.

         "Existing Pledge Agreement" means the pledge agreement among the Operating Partnership, the Company and the Administrative Agent dated August 31, 1994, as the same may be amended, supplemented or otherwise modified from time to time.

         "GAAP" means generally accepted accounting principles in the United States of America as of the date of the applicable financial report or determination.

         "Governmental Authority" means any federal, state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "G.P. Subs" means the following corporations: Cali Sub X, Inc., a Delaware corporation, and Cali Sub XI, Inc., a Delaware corporation, each of which is the sole general partner of one or more of Holdings, Holdings-Parcel I and/or the UREs.

         "Guaranty Obligation" means all obligations, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing in any manner, whether directly or indirectly, any Indebtedness of any other Person, including any obligation (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase or lease (or advance or supply funds for the purchase or lease of) any Property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, or
(iii) to maintain working capital, equity capital or compliance with any other financial condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or satisfy such condition.

         "Hazardous Substances" means, collectively, (a) any petroleum or petroleum products or by-products, flammable materials, explosives, radioactive materials, asbestos-containing materials, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCB's), (b) any infectious, carcinogenic, mutagenic, or etiologic agents, pesticides, defoliants or any other chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials" "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import or meaning under any Environmental Law, and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

         "Holdings" means Cali Harborside (Fee) Associates L.P., a New Jersey limited partnership, formed solely for the purpose of acquiring fee title to all of the Subject Property (which excludes fee title to the tract known as Plaza I of Harborside Financial Plaza), its successors and permitted assigns.

         "Holdings-Parcel I" means Cali Harborside Plaza I (Fee) Associates L.P., a New Jersey limited partnership, formed solely for the purpose of acquiring fee title to the tract known as Plaza I of Harborside Financial Plaza in Jersey City, New Jersey, its successors and permitted assigns.

         "Indebtedness" means, for any Person, as of any date as of which the amount thereof is to be determined, whether secured or unsecured, (a) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person upon which interest charges are customarily paid, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person,
(d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services (other than accounts payable to suppliers incurred in the ordinary course of business and paid within ninety (90) days after the same are due), (e) all Indebtedness of other Persons to the extent secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (f) all Capitalized Lease Obligations of such Person, (g) all Guaranty Obligations, (h) obligations of such Person in respect of any Interest Rate Protection Agreements, and (i) obligations of such Person in respect of commercial letters of credit, acceptance facilities, drafts or similar instruments issued or accepted by banks and other financial institutions for the account of such Person and matured reimbursement obligations in respect of standby letters of credit.

         "Initial Date" means (a) in the case of the Administrative Agent and each Person who is a Lender as of the date of this Agreement, the date of this Agreement, and (b) in the case of each other Lender or a Participant, the date upon which it became a Lender or Participant.

         "Interest Deficit" has the meaning set forth in Section 3.03(a).

         "Interest Payment Date" means (a) the last day of each Interest Period, or (b) the Maturity Date, as applicable.

         "Interest Period" means, with respect to any Loan, each period commencing on the date such Loan is made or the day following the last day of the preceding Interest Period and ending on the numerically corresponding day (or, if there is no corresponding day, the last day) in the calendar month that is one, two or three months thereafter (as the Operating Partnership may select as provided in Section 4.04) except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (a) any Interest Period that would otherwise end after the Maturity Date shall end on the Maturity Date; and (b) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
Day).

         "Interest Rate Protection Agreement" means, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks either generally or under specific contingencies. For purposes hereof, the "credit exposure" at any time of any Person under an Interest Rate Protection Agreement to which such Person is a party shall be determined in accordance with the standard methods of calculating credit exposure under similar arrangements as prescribed from time to time by the Administrative Agent, taking into account potential interest rate movements and the termination provisions and notional principal amount and term of such Interest Rate Protection Agreement.

         "Internal Revenue Code" means the Internal Revenue Code of 1986 and the rules and regulations issued thereunder, as amended from time to time, or any successor provision thereto.

         "Lenders" means the several lenders from time to time parties hereto as set forth in the recitals of this Agreement.

         "LIBOR Base Rate" means, for any Interest Period,

                  (a) either (i) the arithmetic mean of the offered rates which the Reference Banks are quoting, as of 11:00 a.m. (London time) on the relevant LIBOR Determination Date, for United States dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Loan to be made by the Lenders for such Interest Period, at the principal London office of each of the Reference Banks or those of them (being at least two in number) at which such offered quotations are, in the reasonable opinion of the Administrative Agent, being so made, or (ii) if fewer than two such quotations are provided to the Administrative Agent, the arithmetic mean of the rates quoted by money center banks in New York, New York, selected by the Administrative Agent, as of 11:00 a.m. (New York City time), on the relevant LIBOR Determination Date, for loans in United States dollars having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Loan to be made by the Lenders for such Interest Period to leading European banks for such Interest Period; or

                  (b) if (i) on any LIBOR Determination Date the Administrative Agent is unable to determine the LIBOR Base Rate in the manner provided in paragraph (a) above, or (ii) setting the LIBOR Rate at the rate computed based on the determination of LIBOR Base Rate as provided in paragraph (a) above would be unlawful, then the LIBOR Base Rate for such Interest Period shall be the LIBOR Base Rate as determined on the previous LIBOR Determination Date or, in the case of the first LIBOR Determination Date, the rate determined by the Administrative Agent subject to reasonable approval of the Operating Partnership.

         "LIBOR Determination Date" shall mean the second Business Day preceding the first day of each Interest Period.

         "LIBOR Rate" means, for each Loan and for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the LIBOR Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement, if any, for such Loan for such Interest Period.

         "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind. For purposes of this Agreement, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease, other title retention agreement (other than an operating lease) or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction relating to such Property.

         "Loan" means each loan by each Lender to the Operating Partnership under Section 2.01.

         "Majority   Lenders"  means,  at  any  time,   Lenders  the  Commitment
Percentages of which aggregate at least 51%.

         "Market Maturity" means a loan term (e.g., 12 months) which is generally available in the market for interest only term loans or credit facilities to REITs comparable to the REIT Group at the time such loan is to be made. In the event of any dispute between the Operating Partnership and the Lenders with respect to whether any loan term is a Market Maturity, the Auditor shall make the final determination on such issue, which determination shall be final and binding on the Operating Partnership and Lender.

         "Market Terms" means the loan terms (including, without limitation, the interest rate, repayment terms, financial and other covenants, default terms, representations and warranties) which are then available in the market for unsecured interest only term loans or credit facilities as established by the Auditor, which terms shall be determined by the Auditor by analyzing the loan terms for comparable loans made to three (3) to five (5) REITs which are publicly traded on the New York Stock Exchange and are comparable (in the Auditor's sole discretion) to the REIT Group, and adjusting said terms based upon the relative creditworthiness of such REITs and the REIT Group. All costs and expenses of determining the Market Terms, including Auditor compensation, shall be borne by the Operating Partnership. The Auditor shall use its best efforts to determine the Market Terms within thirty (30) days after a request by Lender.

         "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the consolidated business or consolidated financial condition of such Person and its Subsidiaries taken as a whole or, in the case of the Operating Partnership, on the ability of the Operating Partnership to perform its obligations hereunder.

         "Maturity Date" means January 15, 1998, unless the indebtedness evidenced by this Agreement is extended or refinanced by the Lenders under
Section 2.10 below, in which event said term shall mean either (A) the maturity date selected by the Majority Lenders under Subsection 2.10(a)(i) if such indebtedness is extended or refinanced under such subsection or under Subsection 2.10(e)(i), (B) the last day of the Market Maturity selected under Subsection 2.10(d)(B) if such indebtedness is refinanced under such subsection, or (C) June 30, 1998, if such indebtedness is refinanced under Subsections 2.10(e)(ii),
(iii) or (iv).

         "Mortgage Indenture" shall have the meaning assigned thereto under the Existing Credit Facility Documents.

         "Multiemployer  Plan"  means a  multiemployer  plan  defined as such in
Section 3(37) of ERISA to which contributions have been made by the Operating Partnership and which is covered by Title IV of ERISA.

         "Net Worth" means, as of a particular determination date, the Total Assets of the REIT Group less aggregate total liabilities of the REIT Group (determined without duplication), all determined in accordance with GAAP (with total liabilities including all obligations, contingent or otherwise, that in accordance with GAAP should be classified as liabilities).

         "Note" has the meaning set forth in Section 2.04 .

         "NYUCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

         "Obligations" means the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Operating Partnership to the Administrative Agent or the Lenders, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Notes, the other Credit Facility Documents or the Existing Credit Facility Documents, or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, after the occurrence of a Default or Event of Default, all reasonable fees and disbursements of counsel to the Administrative Agent or any Lender) or otherwise.

         "Operating Partnership" means Cali Realty, L.P., a Delaware limited partnership.

         "Operating Partnership Election Period" means the period of time commencing on October 1, 1997 and continuing through and including October 31, 1997.

         "Participant" has the meaning set forth in Section 11.06(b).

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Person" means any individual, corporation, company, division of a corporation, voluntary association, partnership, limited liability company, joint venture, trust, association, estate, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

         "Plan"  means  an  employee   benefit  or  other  plan  established  or
maintained by the Operating Partnership that is covered by Title IV or ERISA, other than a Multiemployer Plan.

         "Pledge Agreement" means the pledge agreement between the Operating Partnership and the Administrative Agent, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

         "Pledged Junior Bonds" means all of the Class A-3, Class B, Class C and Class D Bonds pledged by the Operating Partnership to the Administrative Agent, for the benefit of the Lenders, pursuant to the Existing Credit Facility Documents.

         "Pledged Partnership Interests" means a 99% limited partnership interest owned by the Operating Partnership in Holdings and a 99% limited partnership interest owned by the Operating Partnership in each of the UREs, all to be pledged to the Administrative Agent as security for the Obligations pursuant to the Pledge Agreement.

         "Pledged Stock" means 100% of the issued and outstanding capital stock of the G.P. Subs owned by the Company to be pledged to the Administrative Agent as security for the Obligations pursuant to the Company Pledge Agreement.

         "Post-Default Rate" means, in respect of any principal of or interest on any Loan or any other amount whatsoever payable by the Operating Partnership under this Agreement or the Notes that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date of such amount to but excluding the date on which such amount is paid in full (after as well as before judgment) equal to (i) for the remainder of the then current Interest Period for each Loan, 300 basis points in excess of the sum of the LIBOR Rate plus the Applicable Margin, and (ii) for all periods subsequent to the then current Interest Period for each Loan, 300 basis points in excess of the sum of the LIBOR Rate plus the Applicable Margin for a one-month Interest Period.

         "Property" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "PSC" means Prudential Securities Credit Corp. (formerly known as Prudential Securities Realty Funding Corporation).

         "PSC Election Period" means the period of time commencing on September 1, 1997 and continuing through and including September 30, 1997.

         "Reference Banks" initially shall be Bank of Tokyo Ltd., Barclay's Bank, plc, National Westminster Bank plc, and Bankers Trust Company. Each Reference Bank shall (a) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, and (b) have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such, or if any Reference Bank in any other way fails to meet the qualifications of a Reference Bank, the Administrative Agent shall designate alternative Reference Banks meeting the criteria specified in this paragraph. The Administrative Agent shall have no liability or responsibility to any Person for: (1) the selection of any Reference Bank for purposes of determining the LIBOR Base Rate; (ii) the inability to retain at least four Reference Banks that is caused by circumstances beyond its reasonable control; (iii) the selection of any New York or European banks pursuant to clause (a)(ii) of the definition of "LIBOR Base Rate" for purposes of determining the LIBOR Base Rate; or (iv) the inability to select such New York or European banks that is caused by circumstances beyond its reasonable control.

         "Refinance Loan Closing Date" means the closing date of any loan which refinances, or the effective date of any automatic refinance of, the indebtedness evidenced hereby as described in Section 2.10, which date shall not be after January 15, 1998 in accordance with the terms of said Section 2.10.

         "Register" has the meaning set forth in Section 11.06(d).

         "Regulations D, G, T, U and X" mean, respectively, Regulations D, G, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

         "Regulatory Change" means any change after the date of this Agreement in federal, state or foreign laws or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive, guideline, policy or request applying to a class of banks or other financial institutions, including the Lenders, of or under any federal, state or foreign laws or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

         "REIT" means a real estate investment trust as defined in the Internal Revenue Code.

         "REIT Group" means the Company and all of its Affiliates.

         "Release" means any material release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Substances through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

         "Requirement of Law" means, as to any Person, all provisions of any law, statute, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority of competent jurisdiction, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

         "Reserve Requirement" means, for any Interest Period for any Loan, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by the Administrative Agent (as determined by the Administrative Agent in its sole discretion) against "Eurocurrency Liabilities" (as such term is used Regulation D); provided, however, that allocation of such reserves (if any) to the Loans or the Commitments or the transactions contemplated hereby shall be in the sole discretion of the Administrative Agent. Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by the Administrative Agent (as determined by the Administrative Agent in its sole discretion) by reason of any Regulatory Change with respect to
(a) any category of liabilities that includes deposits by reference to which the LIBOR Base Rate for Loans is to be determined as provided in the definition of "LIBOR Base Rate" in this Section 1.01 or (b) any category of extensions of credit or other assets that includes Loans.

         "Responsible Officer" means the chief executive officer, executive vice president or the president of the Company or, with respect to financial matters, the chief financial officer of the Company.

         "Secured Parties" has the meaning set forth in the recitals of Exhibits B and C.

         "Securities Act" means the Securities Act of 1933, as from time to time amended.

         "Security Interests" has the meaning set forth in Section 3 of Exhibits B and C.

         "Security Termination Date" has the meaning set forth in Section 19 of Exhibits B and C.

         "Subject Property" means the real property, buildings and other improvements thereon commonly known as the Harborside Financial Center, Jersey City, New Jersey (excluding the ground leasehold interest in the building commonly known as Plaza I currently occupied by Bankers Trust Company and the fee title to the land on which such building is located which is to be acquired by Holdings-Parcel I, but including fee title to all of the remainder of Harborside Financial Center and the ground leasehold interests in Plaza II, Plaza III and all undeveloped parcels) all of which is to be acquired by Holdings and/or the UREs.

         "Subsidiary" means, for any Person, any corporation, partnership or other entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

         "Taxes" means all non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings, as set forth in Section 5.05(a).

         "Third Party" means any Person who guarantees or pledges collateral to secure the obligations of the Operating Partnership under this Agreement.

         "Total Assets" means, as of a particular determination date, the aggregate total value of all assets of the REIT Group (determined without duplication and in accordance with GAAP) plus the Excess Qualified Asset Value.

         "Total Debt" means, as of a particular determination date, the aggregate of (i) all outstanding liabilities of the Company and its Subsidiaries (including Guaranty Obligations and other contingent liabilities which are recorded on the Company's consolidated financial statements which are used for public reporting purposes), including the full outstanding principal amount of the credit facilities described in this Agreement and the Existing Credit Facility Documents and (ii) the difference between the maximum amount of the Commitments which may be used for working capital purposes (i.e., $15,000,000) and the outstanding balance of the Loans used for working capital purposes.

         "Transferee" means any Participant or Assignee as set forth in Section 11.06(f).

         "UREs" means the following limited partnerships: Cal-Harbor II & II Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor IV Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor V Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor VI Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor So. Pier Urban Renewal Associates L.P., a New Jersey limited partnership, Cal-Harbor No. Pier Urban Renewal Associates L.P., a New Jersey limited partnership, and Cal-Harbor VII Urban Renewal Associates L.P., a New Jersey limited partnership, each formed solely for the purpose of acquiring a ground leasehold interest in the Subject Property.

         SECTION I.02. Other Definitional Provisions.

         (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings specified herein when used in the Notes or the other Credit Facility Documents or any certificate or other document made or delivered pursuant hereto.

         (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (c) The meanings given to terms defined in Section 1.01 and in other provisions of this Agreement shall be equally applicable to both the singular and plural forms of such terms.

         SECTION I.03. Accounting Terms and Determinations.

                  (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Administrative Agent and Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof) be prepared, in accordance with GAAP consistently applied throughout the periods involved (except as otherwise noted therein). All calculations made for the purposes of determining compliance with this Agreement shall be made by application of GAAP consistently applied throughout the periods involved (except as otherwise noted therein).

                  (b) The Operating Partnership shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section 8.01 (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements, and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof.

                                   ARTICLE II.
                     COMMITMENTS; LOANS; NOTES; PREPAYMENTS

         SECTION II.01. Loans. Subject to the terms and conditions hereof, each Lender severally agrees, subject to the terms and conditions of this Agreement, to extend credit to the Operating Partnership by making revolving credit loans in Dollars ("Loans") to the Operating Partnership from time to time during the period from and including the date hereof to but not including the Commitment Termination Date (the "Commitment Period"). Notwithstanding the foregoing, in no event shall any Loan be made if the amount of such Loan, together with the outstanding principal balance of all Loans, would exceed the Available Revolving Credit Commitments. Subject to the terms and conditions of this Agreement, during the Commitment Period, the Operating Partnership may from time to time borrow, repay without penalty or premium (other than breakage funding costs) and reborrow the aggregate amount of the Commitments.

         SECTION II.02. Borrowings. The Operating Partnership may borrow under the Commitments during the Commitment Period on any Business Day; provided, however, that the Operating Partnership shall give the Administrative Agent notice of each Borrowing hereunder as provided in Section 4.04. Each notice of a Borrowing shall be in substantially the form of Exhibit E. Upon receipt of any such notice from the Operating Partnership, the Administrative Agent shall promptly notify each Lender of its proportionate share of each Borrowing, the date of such Borrowing, and the Interest Period applicable thereto. Each Lender will make the amount of its pro rata share of each Borrowing available to the Administrative Agent for the account of the Operating Partnership at the office of the Administrative Agent specified in Section 11.02 prior to 1:00 P.M., New York City time, on the Borrowing Date requested by the Operating Partnership in funds immediately available to the Administrative Agent. Such Borrowing will then be made available to the Operating Partnership on the dates provided herein by the Administrative Agent crediting the account of the Operating Partnership on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

         SECTION II.03. Full Recourse.The Obligations, including all Loans made hereunder, shall be with full recourse to the assets of the Operating Partnership and its general partner, the Company.

         SECTION II.04. Notes

                  (a) The Loans made by the Lenders shall be evidenced by promissory notes of the Operating Partnership payable to each Lender in substantially the form of Exhibit A, dated the date hereof, with appropriate insertions as to payee, date and principal amount (each a "Note" and collectively the "Notes"), payable to the order of such Lender and in a principal amount equal to the amount of the initial Commitment of such Lender. The outstanding principal balance of each Loan as evidenced by a Note shall be payable on the Maturity Date, unless the same becomes due and payable on an earlier date pursuant to the terms hereof. Each of the Notes will bear interest on the outstanding principal balance thereof as set forth in Section 3.02 hereof.

                  (b) The date, amount, interest rate and duration of each Interest Period of each Loan, and each payment made on account of the principal thereof, and any continuation thereof, shall be recorded by each Lender on its books and, prior to any transfer of the Note, endorsed by each Lender on the schedule attached to and constituting a part of the Note; provided, however, that the failure of the Lenders to make any such recordation or endorsement shall not affect the obligations of the Operating Partnership to make any payment when due hereunder; provided further, however, that any such recordation or endorsement shall constitute prima facie evidence of the accuracy of the information so recorded absent manifest error.

         SECTION II.05. Optional Prepayments. Subject to Sections 4.04 and 5.04, the Operating Partnership shall have the right to prepay any Loan, in whole or in part, at any time or from time to time without premium or penalty; provided, however, that the Operating Partnership shall give the Administrative Agent notice of each such prepayment as provided in Section 4.04 (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder). Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. Any prepayment on other than the last day of an Interest Period therefor shall be subject to the provisions of Section 5.04. Partial repayments shall be in an aggregate principal amount of $ 1,000,000 or a whole multiple of $500,000 in excess thereof. All prepayments shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to the date of prepayment.

         SECTION II.06. Mandatory Prepayments; Permanent Reduction of Commitments. Subject to Sections 4.04 and 5.04, all proceeds received by the Company or the Operating Partnership from the sale of unsecured debt instruments by the Company or the Operating Partnership during any period when any amounts are outstanding under any of the Notes or when any Lender has an obligation to fund any Borrowing hereunder, which debt instruments are issued as part of a public offering and are rated by one or more nationally recognized rating agencies, shall be paid to the Administrative Agent to reduce the unpaid principal balance of the Notes (without premium or penalty) on a pro rata basis as provided in Section 4.01 and shall permanently reduce the Commitments on a dollar-for-dollar basis. Any such prepayment on other than the last day of an Interest Period therefor shall be subject to the provisions of Section 5.04. All prepayments shall be accompanied by accrued but unpaid interest on the principal amount being prepaid to the date of prepayment.

         SECTION II.07. Mandatory Reductions of Commitments. The Operating Partnership shall, on demand, prepay the Loans in such amounts as shall be necessary to assure that the aggregate outstanding principal amount of the Loans shall not at any time exceed the Commitments at such time. All prepayments hereunder shall be made together with interest accrued on the amount prepaid.

         SECTION II.08. Continuation. The Operating Partnership shall have the right, at any time, upon the expiration of the then current Interest Period with respect thereto, to continue any Loan or a portion thereof for a successive Interest Period, subject to the following:

                  (a) The Operating Partnership shall give the Administrative Agent prior notice of each continuation, in accordance with Section
         4.04 and the applicable provisions of the term "Interest Period" set forth in Section 1.01, and of the length of the next Interest Period to be applicable to such Loan; such notice shall be irrevocable and to be effective must be received by the Administrative Agent on the day required not later than 10:00 a.m., New York City Time; the Administrative Agent shall, after it receives notice from the Operating Partnership, promptly give the Lenders notice of any continuation;

                  (b) No Event of Default or Default shall have occurred and be continuing at the time of any continuation of any Loan into a subsequent Interest Period;

                  (c) If less than the entire outstanding balance of all Loans at the time outstanding shall be continued, such continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans held by the Lenders immediately prior to such continuation;

                  (d) The aggregate principal amount of Loans continued as part of the same Borrowing shall be $1,000,000 or such greater amount which is an integral multiple of $100,000 or such lesser amount if such lesser amount is then outstanding;

                  (e) Accrued interest on the outstanding principal balance of the Loans (or portion thereof) being continued shall be paid by the Operating Partnership at the time of continuation;

                  (f) The Interest Period with respect to a new Loan effected by a continuation shall commence on the date of the continuation;

                  (g) Each request for a continuation which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month; and

                  (h) If no request for a continuation is received by the Administrative Agent, the Loan or Loans shall be automatically continued and the next Interest Period shall be of the same length as the immediately preceding Interest Period.

         No continuation of the Loans under this Section 2.08 shall extend beyond the Maturity Date.

         SECTION II.09. Optional Termination or Reduction of Commitments.

                  (a) Upon notice by the Operating Partnership to the Administrative Agent in accordance with Section 4.04, the Operating Partnership may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments. Each such reduction shall be in a minimum aggregate principal amount of $2,000,000 or in multiples of $1,000,000 in excess thereof. The Commitments once terminated or reduced may not be reinstated.

                  (b) Simultaneously with such reduction or termination of each Lender's Commitment, the Operating Partnership shall pay to the Administrative Agent for the account of each Lender the excess of the Loans outstanding under such Commitment over the reduced Commitment, all accrued and unpaid interest thereon and any payments required pursuant to Section 5.04.

                  (c) Any reduction of the Commitments pursuant to this Section shall be applied pro rata to reduce the applicable Commitment of each Lender as provided in Section 4.01.

         SECTION 2.10. Refinancing of Loans.

                  (a) At any time during the PSC Election Period, and provided that the indebtedness described in this Agreement has not been paid in full and Lenders' obligations hereunder terminated, Lenders shall have the right to notify the Operating Partnership that the Majority Lenders, on behalf of all Lenders, have elected to extend or refinance the indebtedness evidenced by this Agreement in accordance with one of the options described below:

                           (i) The Majority  Lenders,  on behalf of all Lenders,
                  may elect to either: (A) extend the maturity date of the indebtedness described in this Agreement to a date selected by the Majority Lenders, on behalf of all Lenders, which date shall not be earlier than June 30, 1998, in which case the indebtedness evidenced by this Agreement shall continue in full force and effect in accordance with its terms through such extended maturity date and the Collateral and the Existing Collateral shall continue to secure the indebtedness evidenced by this Agreement, or (B) refinance the indebtedness evidenced by this Agreement by extending to the Operating Partnership either an unsecured interest only term loan or an unsecured revolving credit facility, at the election of the Majority Lenders', at Market Terms and having a maturity date selected by the Majority Lenders, which maturity date shall not be earlier than June 30, 1998; or

                           (ii) The Majority Lenders,  on behalf of all Lenders,
                  may elect to have the Administrative Agent act as placement agent to locate one or more third party lenders to refinance the indebtedness evidenced by this Agreement with either an unsecured interest only term loan or an unsecured revolving credit facility, at the Majority Lenders' election, at Market Terms, in which case Administrative Agent shall use reasonable good faith efforts to locate such third party lender(s); such term loan or credit facility shall have a Market Maturity selected by the Operating Partnership.

                  (b) If the Majority Lenders, on behalf of all Lenders, elect either of the options in Subsection 2.10(a)(i) above, the Operating Partnership may, within ten (10) days of receipt of notice of Lenders' election, request in writing that Lenders' attempt to refinance the indebtedness evidenced by this Agreement through one or more third party lenders under option (ii) above, in which event (A) Lenders and the Operating Partnership shall document and prepare for closing of such extension or refinancing of the indebtedness evidenced under this Agreement under Subsection 2.10(a)(i) above in accordance with Lenders' original election, and (B) Lenders shall use reasonable good faith efforts to locate such third party lender(s); provided, however, that if Lenders are unable to locate any such third party lender(s) who are willing to refinance the indebtedness evidenced by this Agreement or the Operating Partnership and such third party lender(s) are unable to close on or before January 15, 1998, Lenders and the Operating Partnership shall proceed with closing pursuant to Lenders' initial election to extend or refinance.

                  (c) In the event the Majority Lenders, on behalf of all Lenders, elect, and closing occurs under, either of the refinance options (but not the extension) specified in Subsections 2.10(a)(i) and
         (ii) above, the term loan or credit facility described in the option selected by the Majority Lenders shall commence on the Refinance Loan Closing Date; provided, however, that Lenders' (or any third party lenders) obligation to fund any such term loan or credit facility shall be subject to the Operating Partnership's execution and delivery of such documents and instruments (including any documents and instruments customarily used in transactions of a similar type) as Lenders or the third party lenders may reasonably require to document said term loan or credit facility, which documents and instruments shall contain all representations, warranties, conditions, covenants, defaults, remedies and indemnities customarily used in transactions of a similar type, and closing of such transaction on or before January 15, 1998.

                  (d) If Lenders do not provide notice to the Operating Partnership of the Majority Lenders' election to proceed with extension of the indebtedness evidenced by this Agreement or refinancing of the indebtedness evidenced under this Agreement on or before the end of the PSC Election Period, then the Operating Partnership shall have, at any time during the Operating Partnership Election Period, the right to notify Lenders that the Operating Partnership has elected to either (A) terminate this Agreement and fully repay the outstanding balance of Loans thereunder, or (B) request Lenders to refinance the indebtedness evidenced by this Agreement with an unsecured interest only term loan or unsecured revolving credit facility, at the Operating Partnership's option, to be provided by Lenders on Market Terms, having either a Market Term fixed or variable interest rate and having a Market Maturity selected by the Operating Partnership. If the Operating Partnership either fails to notify Lenders of its election during the Operating Partnership Election Period or elects to pay in full the indebtedness evidenced by this Agreement and terminate this Agreement, the Maturity Date shall be January 15, 1998. If the Operating Partnership elects to refinance the indebtedness evidenced by this

         Agreement as described above, the term loan or credit facility described above shall commence on the Refinance Loan Closing Date; provided, however, that Lenders' obligation to fund such term loan or credit facility shall be subject to the Operating Partnership's execution and delivery of such documents and instruments (including any documents and instruments customarily used in transactions of a similar type) as Lenders may reasonably require to document said term loan or credit facility, which documents and instruments shall contain all representations, warranties, conditions, covenants, defaults, remedies and indemnities customarily used in transactions of a similar type, and closing of such transaction on or before January 15, 1998.

                  (e)      Notwithstanding anything herein to the contrary:

                           (i) in the event that the Majority Lenders, on behalf
                  of all Lenders, elect to extend the indebtedness evidenced by this Agreement under Subsection 2.10(a)(i)(A) above, but Lenders and the Operating Partnership do not execute appropriate documentation to evidence such extension, the indebtedness evidenced by this Agreement shall be automatically extended in accordance with Lenders' election and the Maturity Date shall be the maturity date (which shall not be earlier than June 30, 1998) selected by the Majority Lenders;

                           (ii) in the  event  that  the  Majority  Lenders,  on
                  behalf of all Lenders, elect to refinance the indebtedness evidenced by this Agreement under Subsection 2.10(a)(i)(B) above, but the Operating Partnership and the Lenders do not execute the required documentation on or before January 15, 1998, then, effective January 15, 1998, the indebtedness evidenced by this Agreement shall automatically be refinanced by either an unsecured interest only term loan or an unsecured revolving credit facility, as applicable in accordance with the applicable election, on the Market Terms established under the applicable option of Lenders except that the Maturity Date shall be June 30, 1998, and the Credit Facility Documents shall be deemed amended to incorporate the Market Terms;

                           (iii) in the  event  that the  Majority  Lenders,  on
                  behalf of all Lenders, elect to have the Administrative Agent act as placement agent to refinance the indebtedness evidenced by this Agreement through one or more third party lender(s) under Subsection 2.10 (a)(ii) above but the Operating Partnership and the third party lender(s) are unable to close such refinancing on or before January 15, 1998, then effective January 15, 1998, the indebtedness evidenced by this Agreement shall automatically be refinanced by either an unsecured interest only term loan or an unsecured revolving credit facility, as applicable in accordance with the applicable election, on the Market Terms established under the applicable option of Lenders except that the Maturity Date shall be June 30, 1998, and the Credit Facility Documents shall be deemed amended to incorporate the Market Terms; and

                           (iv) in the  event  that  the  Operating  Partnership
                  elects to request the Lenders to refinance the indebtedness evidenced by this Agreement under Section 2.10(d) above and the Lenders and the Operating Partnership are unable to close such refinancing on or before January 15, 1998 (including execution of all required loan documents and instruments), then effective as of January 15, 1998, the indebtedness evidenced by this Agreement shall automatically be refinanced by either an unsecured interest only term loan or an unsecured revolving credit facility, as applicable in accordance with the applicable election, on the Market Terms established under the applicable option of the Operating Partnership except that the Maturity Date shall be June 30, 1998, and the Credit Facility Documents shall be deemed amended to incorporate the Market Terms.

         On the occurrence of any of the events  described in  Subsections  2.10
         (e) (i), (ii), (iii) or (iv) above, Lenders and the Operating Partnership shall negotiate in good faith to promptly prepare and execute such documents and instruments (including any documents and instruments customarily used in transactions of a similar type) as Lenders may reasonably require to document said term loan or credit facility or extension (on the terms determined under such subsections), which documents and instruments shall contain all representations, warranties, conditions, covenants, defaults, remedies and indemnities customarily used in transactions of a similar type; provided, however, that failure of Lenders and the Operating Partnership to agree to or execute any such documents shall not affect the automatic refinancing or extension of the indebtedness evidenced by this Agreement as described above and, in such event, the Credit Facility Documents, as deemed amended to incorporate the Market Terms, shall govern.

                  (f) Unless otherwise agreed by the Operating Partnership, any loan or credit facility extended by Lenders or any third party lender(s) to refinance the indebtedness evidenced by this Agreement under any provision of this Section 2.10 will be unsecured and in connection with such refinancing the Collateral will be released by Lenders and the Collateral Agent; provided, however, that the foregoing shall not apply, and the Collateral shall not be released, if the Lenders elect to extend the maturity date of the Obligations under this Agreement rather than refinancing the same.

                  (g) Notwithstanding anything herein to the contrary, Lenders shall have no obligation to refinance or extend the indebtedness evidenced by this Agreement or to locate any third party lender(s) to refinance such indebtedness during any time when any Default or Event of Default exists and is continuing under this Agreement or the Credit Facility Documents.

                  (h) In the event that the Market Terms are to be determined under this Section 2.10 or in the event of a dispute as to whether a loan term is at a Market Maturity, Lender shall notify the Auditor and request that the Auditor make its determination or decision with respect thereto within a reasonable time after either Lender makes an election under this Section 2.10 which requires such determination or Lender is notified by the Operating Partnership of its election hereunder which requires such determination.

         SECTION 2.11. Replacement Collateral. So long as no Default or Event of Default exists and is continuing under this Agreement or the Credit Facility Documents, upon the Operating Partnership's written request, the Majority Lenders will consider (but shall have no obligation to permit) releasing the Collateral provided that the Operating Partnership (a) offers replacement collateral acceptable to the Majority Lenders, in their sole discretion, (b) provides to the Administrative Agent and the Lenders all materials requested by the Lenders to permit the Lenders to conduct a due diligence review and evaluation of the proposed replacement collateral, (c) executes all documents and agreements requested by the Majority Lenders to grant to the Administrative Agent, for the benefit of the Lenders, a first priority, perfected pledge of and security interest in such replacement collateral, and (d) pays to the Administrative Agent for the benefit of Lenders all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and Lenders (including, without limitation, reasonable legal fees and expenses) incurred in connection with effecting the replacement of the Collateral.

                                  ARTICLE III.
                       PAYMENTS OF PRINCIPAL AND INTEREST

         SECTION III.01. Repayment of Loans. The Operating Partnership agrees to repay on the Maturity Date the aggregate outstanding principal amount of the Loans, together with all accrued and unpaid interest thereon and all other amounts due under the Notes and the other Credit Facility Documents. Repayment may be made through refinancing of the Loans as provided in Section 2.10 above.

         SECTION III.02. Interest.

                  (a) The Operating Partnership agrees to pay interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, for each Interest Period relating thereto, at a rate per annum (computed on the basis set forth in Section 4.02(a)) equal to the LIBOR Rate for such Loan for such Interest Period plus the Applicable Margin.

                  (b) Notwithstanding the foregoing, the Operating Partnership hereby promises to pay interest at the applicable Post-Default Rate on any principal of or interest on any Loan and on any other amount payable by the Operating Partnership hereunder or under any Note which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to and including the date the same is paid in full (after as well as before judgment).

                  (c) Accrued interest on each Loan shall be payable on each Interest Payment Date; provided, however, that interest payable at the Post-Default Rate shall be payable from time to time on demand.

         SECTION III.03. Interest Adjustments.

                  (a) If the provisions of this Agreement or any Note would at any time require payment by the Operating Partnership to any Lender of any amount of interest in excess of the maximum amount then permitted by the law applicable to any Loan, the interest payments to that Lender shall be reduced to the extent necessary so that the Lender shall not receive interest in excess of such maximum amount. If, as a result of the foregoing, the Lender shall receive interest payments hereunder or under a Note in an amount less than the amount otherwise provided hereunder, such deficit (hereinafter called the "Interest Deficit") will, to the fullest extent permitted by Requirements of Law, cumulate and will be carried forward (without interest) until the termination of this Agreement. Interest otherwise payable to a Lender hereunder and under a Note for any subsequent period shall be increased by the maximum amount of the Interest Deficit that may be so added without causing the Lender to receive interest in excess of the maximum amount then permitted by the law applicable to the Loans.

                  (b) The amount of the Interest Deficit relating to the Loans shall be paid in full at the time of any optional prepayment by the Operating Partnership to the Lenders of all the Loans at that time outstanding pursuant to Sections 2.05 or 2.06. The amount of the Interest Deficit relating to the Loans at the time of any complete payment of the Loans at that time outstanding (other than an optional prepayment thereof pursuant to Section 2.05 or mandatory prepayment pursuant to Section 2.06) shall be canceled and not paid.

                                   ARTICLE IV.
                   PRO RATA TREATMENT, PAYMENTS, COMPUTATIONS

         SECTION IV.01. Pro Rata Treatment and Payments.

                  (a) Each Borrowing by the Operating Partnership from the Lenders hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Operating Partnership on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders. All payments (including prepayments) to be made by the Operating Partnership hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without deduction, set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's office specified in Section 11.02, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt (and, in any event, on the same Business Day to the extent practicable) in like funds as received. If any payment on a Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

                  (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a Borrowing that such Lender will not make the amount that would constitute its Commitment Percentage of such Borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Operating Partnership a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the Prime Rate (as defined in the Bond Indenture) until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 4.01(b) shall be conclusive in the absence of manifest error. If such Lender's Commitment Percentage of such Borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such Borrowing Date and the Administrative Agent has made available to the Operating Partnership all or a portion of the corresponding amount as provided above, the Administrative Agent shall also be entitled to recover the amount made available by it with interest thereon at the rate per annum equal to the Prime Rate (as defined in the Bond Indenture), on demand, from the Operating Partnership, without prejudice to any rights which the Operating Partnership or the Administrative Agent may have against any Lender hereunder; provided, however, that the Administrative Agent shall not be entitled to recover the amount made available by it with interest thereon from the Operating Partnership if the Operating Partnership gives the Administrative Agent seven (7) days advance notice of the Borrowing. Nothing contained in this Section 4.01(b) shall relieve any Lender which has failed to make available its ratable portion of any Borrowing hereunder from its obligation to do so in accordance with the terms of this Agreement or any claims arising from said failure, which obligation may be enforced by the Operating Partnership or the Administrative Agent, as appropriate.

                  (c) The failure of any Lender to make any Loan to be made by it on any Borrowing Date shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on such Borrowing Date.

                  (d) The Lenders may (but shall not be obligated to) debit the amount of any payment that is not made when due to any ordinary deposit account of the Operating Partnership with the Lenders.

         SECTION IV.02. Computations.

                  (a) Interest shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Other amounts owing hereunder (other than as referred to in the first sentence hereof) shall be computed on the basis of a year of 360 days and the actual number of days elapsed (including the first day but excluding the last day) occurring in the period for which payable. The Administrative Agent shall as soon as practicable notify the Operating Partnership and the Lenders of each determination of a LIBOR Rate. Any change in the interest rate on a Loan resulting from a change in the Reserve Requirement shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Operating Partnership and the Lenders of the effective date and the amount of each such change in interest rate.

                  (b) The establishment of the LIBOR Base Rate on each LIBOR Determination Date by the Administrative Agent and the Administrative Agent's calculation of the rate of interest for the related Interest Period shall (in the absence of manifest error) be final and binding on the Operating Partnership and the Lenders. The Administrative Agent shall make available the then current LIBOR Base Rate to any Lender upon request. Furthermore, the Administrative Agent shall promptly send written notice of its determination of the LIBOR Base Rate to the Operating Partnership prior to the close of business on each LIBOR Determination Date.

         SECTION IV.03. Minimum Amounts. Except for mandatory prepayments made pursuant to Sections 2.06 and 2.07 and prepayments made pursuant to Section 5.03, and except for Borrowings utilizing the entire unutilized amount of the Commitments, each Borrowing and partial prepayment of principal of Loans shall be in an aggregate principal amount at least equal to $1,000,000 or in multiples of $500,000 in excess thereof (Borrowings or partial prepayments of Loans having different Interest Periods at the same time hereunder to be deemed separate Borrowings and prepayments for purposes of the foregoing).

         SECTION IV.04. Certain Notices. Written or telephonic (promptly confirmed in writing) notices by the Operating Partnership of terminations or reductions of the Commitments and of Borrowings and optional prepayments of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Administrative Agent not later than 10:00 a.m., New York time, three (3) Business Days prior to the date of the relevant termination, reduction, Borrowing or prepayment or the first day of such Interest Period. Each such notice of termination or reduction of the Commitments shall specify the amount of such termination or reduction. Each such notice of Borrowing or optional prepayment shall specify the amount (subject to Section 4.03) of the Loan to be borrowed or prepaid and the date (which shall be a Business Day) of such proposed Borrowing or prepayment. Each notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. If no election of Interest Period is specified in a notice of Borrowing, such notice shall be deemed to be a request for an Interest Period of one month.

         SECTION IV.05. Set-Off. In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Operating Partnership, any such notice being expressly waived by the Operating Partnership to the extent permitted by applicable law, upon any amount becoming due and payable by the Operating Partnership hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Operating Partnership. Each Lender agrees promptly to notify the Operating Partnership and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

                                   ARTICLE V.
                             YIELD PROTECTION, ETC.

         SECTION V.01. Additional Costs.

                  (a) The Operating Partnership shall pay directly to the Administrative Agent for the account of such Lender from time to time such amounts as the Lender may (in its sole judgment) determine to be necessary to compensate the Lender for any costs that the Lender determines are attributable to its making or maintaining of any Loans or its obligation to make any Loans hereunder, or any reduction in any amount receivable by the Lender hereunder in respect of any of the Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that:

                           (i) subjects any Lender to, or increases the net amount of, any tax, levy, impost, duty, charge, fee, deduction or withholding with respect to any Loan, or changes the basis of taxation of any amounts payable to the Lenders under this Agreement or the Notes in respect of any of such Loans (other than taxes imposed on or measured by the overall net income of the Lender or of the Applicable Lending Office for any of such Loans by the jurisdiction in which each Lender has its principal office or such Applicable Lending Office) and other than changes generally affecting the manner in which the income of each Lender or its Applicable Lending Office is subjected to taxation;

                           (ii) imposes, modifies or deems applicable any reserve, deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the LIBOR Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, each Lender (including, without limitation, any of such Loans or any deposits referred to in the definition of "LIBOR Base Rate" in Section 1.01), or the Commitments; or

                           (iii) imposes any other condition affecting this Agreement or the Notes (or any of such extensions of credit or liabilities) or the Commitments.

         If any Lender requests compensation from the Operating Partnership under this Section 5.01(a), the Operating Partnership may, by notice to the Administrative Agent (who shall forward it to the Lender), (A) suspend the obligation of the Lender thereafter to make or continue Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.03 shall be applicable), provided, however, that such suspension shall not affect the right of the Lender to receive the compensation so requested, or
         (B) prepay the Loans in full (subject always to Section 5.04).

                  (b) Without limiting the effect of the provisions of Section 5.01(a), in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Lender that includes deposits by reference to which the interest rate on Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of the Lender that includes Loans, or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if the Lender so elects by notice to the Operating Partnership (with a copy to the Administrative Agent), the obligation of the Lender to make Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.03 shall be applicable).

                  (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Operating Partnership shall pay from time to time on request such amounts as each Lender may determine to be necessary to compensate the Lender for any costs that it determines are attributable to maintenance by the Lender (or any Applicable Lending Office) or the Lender's holding company, pursuant to any law, rule or regulation or any interpretation, guideline, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change, or (ii) implementing any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord, of capital in respect of the Commitments or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of any Lender (or any Applicable Lending Office) or the Lender's holding company to a level below that which the Lender (or any Applicable Lending Office) or the Lender's holding company could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this Section 5.01(c), "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards", dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

                  (d)  The  Administrative  Agent  shall  notify  the  Operating
         Partnership of any event occurring after the date of this Agreement entitling the Lenders to compensation under Section 5.01(a) or 5.01(c) as promptly as practicable after the Administrative Agent obtains actual knowledge thereof. Each Lender will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of the Lender, be materially disadvantageous to the Lender; provided, however, that the Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. The Lender will furnish to the Operating Partnership (through the Administrative Agent) a certificate setting forth the basis and amount of each request by the Lender for compensation under Section 5.01(a) or 5.01(c).

         Determinations  and  allocations  by the  Lender for  purposes  of this
         Section 5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) or Section 5.01(b), or of the effect of capital maintained pursuant to Section 5.01(c), on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate the Lender under this Section 5.01, shall be conclusive and binding on the Operating Partnership in the absence of manifest error; provided, however, that such determinations and allocations are made on a reasonable basis. The Operating Partnership shall pay to the Administrative Agent for the account of each such Lender the amounts shown as due on any such certificate within ten (10) Business Days after its receipt of the same. No failure on the part of any Lender to demand compensation under paragraph (a) or (c) above on any one occasion shall constitute a waiver of its rights to demand compensation on any other occasion. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender for compensation thereunder. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         SECTION V.02. Illegality. Notwithstanding any other provision of this Agreement, if any change after the date hereof in applicable law, guideline or order, or in the interpretation thereof by any Governmental Authority charged with the administration thereof, shall make it unlawful for any Lender to honor its obligations to make, maintain or continue Loans hereunder, then the Lender shall promptly notify the Operating Partnership and the Administrative Agent thereof and the Lender's obligation to make, maintain or continue Loans shall be suspended until such time as the Lender may again make and maintain Loans (in which case the provisions of Section 5.03 shall be applicable).

         SECTION V.03. Treatment of Affected Loans. If the obligation of the Lenders to make Loans or to continue Loans shall be suspended pursuant to
Section 5.01 or 5.02, the Operating Partnership may, by notice to the Lenders as provided in Section 4.04, elect to prepay the Loans in full (subject always to Section 5.04).


         SECTION V.04. Compensation.

                  (a) The Operating Partnership shall pay to each Lender, upon the request of the Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of the Lender) to compensate it for any loss, cost or expense that the Lender determines is attributable to:

                           (i) any payment or mandatory  or optional  prepayment
                  of a Loan for any reason (including, without limitation, the acceleration of the maturity of the Loans pursuant to Article
                  IX) on a date other than the last day of an Interest Period for such Loan; or

                           (ii) any failure by the Operating Partnership for any
                  reason (including, without limitation, the failure of any of the conditions precedent specified in Article VI to be satisfied) to borrow a Loan on the date for such Borrowing specified in the relevant notice of Borrowing given pursuant to Section 2.02 or Section 2.08.

         Without limiting the effect of the preceding sentence, such compensation shall include an amount as reasonably determined by the Lender equal to the excess, if any, of (A) the amount of interest, computed at a rate equal to the LIBOR Base Rate, that otherwise would have accrued on the principal amount so paid, prepaid or not borrowed or continued for the period from the date of such payment, prepayment, or failure to borrow or continue to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow or continue, the Interest Period for such Loan that would have commenced on the date specified for such Borrowing) at the applicable rate of interest for such Loan provided for herein over (B) the amount of interest that would have accrued for such period on such principal amount at a rate per annum equal to the interest component of the amount the Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by the Lender). Each Lender shall deliver to the Operating Partnership from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error.

                  (b) If the Operating  Partnership  fails to prepay any Loan on the date  specified  in any  prepayment  notice  delivered  pursuant to
         Section 2.05 or 2.06, the Operating Partnership on demand by any Lender shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Each Lender shall deliver to the Operating Partnership and the Administrative Agent from time to time one or more certificates setting forth the amount of such loss (and in reasonable detail the manner of computation thereof) as determined by such Lender, which certificates shall be conclusive absent manifest error.

         SECTION V.05. Withholding Taxes.

                  (a) Unless otherwise provided in this Section 5.05, all payments made by the Operating Partnership under this Agreement and the Notes shall be made free and clear of, and without deductions or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, in the case of the Administrative Agent and each Lender, net income taxes and franchise taxes and other taxes based upon net income imposed on the Administrative Agent or such Lender, as the case may be (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). Subject to clauses
         (b) through (e) of this Section 5.05, if any Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to ensure that (after payment of all Taxes and any other taxes including income taxes payable by the Administrative Agent or such Lender by reason of the receipt of such increased amount in any jurisdiction in which the Administrative Agent or Lender is subject to tax) the Administrative Agent or such Lender receives an amount equal to the sum it would have received had no such withholding been required. Whenever any Taxes are so required to be withheld by the Operating Partnership, as promptly as possible thereafter it shall pay such Taxes to the relevant Governmental Authority and send to the Administrative Agent, for its own account or for the account of such Lender as the case may be, a certified copy of an original official receipt received by the Operating Partnership showing payment thereof. If the Operating Partnership fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Operating Partnership shall (in addition to the foregoing) indemnify the Administrative Agent or the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

                  (b) The Administrative Agent and each Lender shall, prior to the Closing Date or (if later) the date of the initial Loan for such Lender, deliver to the Operating Partnership and the Administrative Agent (i) two copies of a statement that it is incorporated under the laws of the United States or a state thereof, containing such information as is required by U.S. Treasury Regulation Section 1.1441-5(b), together with two duly completed copies of Internal Revenue Service Form W-9 (or successor forms), or (ii) if such Lender is not incorporated under the laws of the United States or a state thereof (A) two duly completed copies of United States Internal Revenue Service Form 1001 (and Form 8306 if required by applicable law) or 4224 or successor applicable form, as the case may be, and (B) Internal Revenue Service Form W-8 or W-9 or successor applicable form. The Administrative Agent and each such Lender also agree to deliver to the Operating Partnership and (in the case of a Lender) the Administrative Agent two further copies of the said Form 1001 (and Form 8306 if required by applicable law) or 4224 and Form W-8 or W-9, or successor applicable forms or other statement, form or manner of certification, as the case may be, on or before the date that any such statement, form or other certification expires or becomes obsolete or after the occurrence of any event requiring a change in or addition to the most recent statement, form or other certification previously delivered by it to the Operating Partnership, and such extensions or renewals thereof as may reasonably be requested by the Operating Partnership or the Administrative Agent, unless in any such case any change in treaty, law or regulation has occurred after the Initial Date with respect to such Lender and prior to the date on which any such delivery would otherwise be required which renders all such statements, forms or other certifications inapplicable or which would prevent such Lender from duly completing and delivering any such statement, form or other certification with respect to it and such Lender so advises the

         Operating Partnership and the Administrative Agent. The Administrative Agent and each Lender, as the case may be, shall certify (1) in the case of a Form 1001 or 4224, that it is entitled to receive payments from the Operating Partnership under this Agreement without deduction or withholding of any United States federal income taxes, (2) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax, and (3) in the case of a Form 8306, that is a bona fide resident of the relevant foreign country.

                  (c) If the Administrative Agent or a Lender receives a refund in respect of Taxes (whether directly or by way of offset) paid by the Operating Partnership (for which the Operating Partnership has made additional payments pursuant to Section 5.05(a) to the Administrative Agent or such Lender, as the case may be), it shall promptly pay such refund to the Operating Partnership; provided, however, that the Operating Partnership agrees to promptly return such refund to the Administrative Agent or the applicable Lender, as the case may be, after it receives notice from the applicable Lender that it is required to repay such refund.

                  (d) The Operating Partnership shall have no obligation to pay additional amounts pursuant to clause (a) of this Section 5.05 to the Administrative Agent or any Lender with respect to Taxes to the extent that such Taxes or additional amounts result from (i) the failure of such Lender or the Administrative Agent to comply with its obligations or agreements under this Section 5.05, or (ii) any representation or warranty made in any certificate or otherwise by such Lender or the Administrative Agent pursuant to this Section 5.05 proving to have been incorrect in any material respect when made.

                  (e) The agreements in this Section 5.05 shall survive the termination of this Agreement and the payment of all obligations payable hereunder.

                  (f) Each assignee of a Lender's interest in this Agreement in conformity with Section 11.06 shall be bound by this Section 5.05, so that such assignee will have all of the obligations and provide all of the forms and statements and all indemnities, representations and warranties required to be given under this Section 5.05.

         SECTION V.06. Indemnity. The Operating Partnership agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Operating Partnership in making a Borrowing of or continuation of Loans after the Operating Partnership has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Operating Partnership in making any prepayment after the Operating Partnership has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed or continued, for the period from the date of such prepayment or of such failure to borrow or continue to the last day of such Interest Period (or, in the case of a failure to borrow or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the

Applicable Margin included therein, if any), over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading lenders in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         SECTION V.07. Duty to Mitigate.

                  (a) Each Lender agrees that, as promptly as practicable after it becomes aware of the occurrence of an event or the existence of a condition that has caused it to be affected under Section 5.01, 5.02 or 5.05, such Lender shall give notice thereof to the Operating
         Partnership and, to the extent so requested by the Operating Partnership and not inconsistent with such Lender's internal policies, such Lender shall use reasonable efforts (including reasonable efforts to change the office in which it is booking the relevant Loan) to materially reduce any amounts which might otherwise be payable pursuant to Section 5.01, 5.02 or 5.05; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material or otherwise reasonably expected by such Lender to be materially disadvantageous to it.

                  (b) If such reasonable efforts pursuant to Section 5.07(a) are insufficient to eliminate the amounts which are payable pursuant to
         Section 5.01, 5.02 or 5.05, as the case may be, then the Operating Partnership may (but subject in any such case to the payments required by Section 5.04), provided that there shall exist no Default or Event of Default, upon at least five (5) Business Days' prior written or telephonic notice to such Lender and the Administrative Agent, identify to the Administrative Agent a lending institution (which may be a Lender) to purchase the Lender's outstanding Loans and Commitment hereunder and, subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and such alternate lending institution, such Lender shall transfer its Commitment, any Loans owing to such Lender and the Notes held by such Lender to such alternate lending institution (at a price not in excess of par) pursuant to the provisions of Section 11.06(c) and such alternate lending institution shall become a Lender hereunder. At the time of the assignment, the Operating Partnership shall pay all accrued interest and all other amounts (including, without limitation, all amounts payable under Section 5.01) owing hereunder to the assigning Lender.

                                   ARTICLE VI.
                              CONDITIONS PRECEDENT

         SECTION VI.01. Conditions to Initial Loan. The obligation of each Lender to make the initial Loan requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such Loan, of the following conditions precedent:

                  (a) Credit Facility Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered on behalf of the Operating Partnership by a Responsible Officer of the Company; (ii) for the account of each Lender, a Note conforming to the requirements hereof and executed on behalf of the Operating Partnership by a Responsible Officer of the Company; (iii) the Pledge Agreement, executed and delivered on behalf of the Operating Partnership by a Responsible Officer of the Company; (iv) the Company Pledge Agreement, executed and delivered by a Responsible Officer of the Company; and (v) the Pledged Stock and stock powers relating to the Company Pledge Agreement.

                  (b)  Partnership   Documents  and  Corporate  Documents.   The
         Administrative  Agent shall have received,  with a counterpart for each
         Lender:

                           (i) a copy of the Operating Partnership's certificate
                  of limited partnership, certified as of a recent date by the Secretary of State of Delaware, together with copies of any agreements entered into by the Operating Partnership governing the terms or relative rights of its partnership interests;

                           (ii) a certificate of such Secretary of State,  dated
                  as of a recent date, as to the good standing of and payment of taxes by the Operating Partnership which lists the organizational documents on file in the office of such Secretary of State;

                           (iii) a certificate, dated as of a recent date, as to
                  the good standing of the Operating Partnership issued by the Secretary of State of each jurisdiction in which the Operating Partnership is required to be qualified as a foreign partnership; and

                           (iv)  a  copy  of  the   Company's   certificate   of
                  incorporation, certified as of a recent date by the Secretary of State of Maryland;

                           (v) a certificate of such  Secretary of State,  dated
                  as of a recent date, as to the good standing of and payment of taxes by the Company which lists the organizational documents on file in the office of such Secretary of State;

                           (vi) a  certificate  of the  Secretary  or  Assistant
                  Secretary of the Company, dated the date of the initial Loan, and certifying (A) that attached thereto is a true and complete copy of the partnership agreement of the Operating Partnership as in effect on the date of such certification,
                  (B) that attached thereto is a true and complete copy of the bylaws of the Corporation as in effect on the date of such certification, (C) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of the Company authorizing the Borrowings hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the Notes to be executed by the Operating Partnership, the other Credit Facility Documents and any other documents required or contemplated hereunder or thereunder, (D) that the certificate of limited partnership of the Operating Partnership has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above, except to the extent specified in such Secretary's certificate, (E) that the certificate of incorporation of the Company has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (iv) above, except to the extent specified in such Secretary's certificate and (F) as to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Notes, the other Credit Facility Documents or any other document delivered by the Operating Partnership in connection herewith or therewith (such certificate to contain a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)).

                  (c) Legal Opinions. The Administrative Agent shall have received the executed legal opinion of Pryor, Cashman, Sherman & Flynn, counsel to the Operating Partnership, which legal opinion shall cover such matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

                  (d) Pledged Stock. The Pledged Stock and related stock powers shall have been delivered to the Collateral Holder in accordance with
         Section 3 of the Pledge Agreement.

                  (e) Pledge Notice Letters. Appropriate letters to Holdings and the UREs notifying such partnerships of the pledge of the Pledged Partnership Interests to the Administrative Agent.

                  (f) Federal Reserve Regulations. The Administrative Agent shall be satisfied that the provisions of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System will not be violated by the transactions contemplated hereby.

                  (g) UCC Financing Statements and UCC Searches, etc. The Administrative Agent shall have received, in each case in form satisfactory to it, (i) UCC financing statements executed on behalf of the Operating Partnership and the Company for filing in all jurisdictions in which it shall be necessary or desirable to make a filing in order to provide the Administrative Agent (for the benefit of the Lenders) with a perfected security interest in the Pledged Stock, the Pledged Partnership Interests and the other Collateral, and (ii) UCC searches satisfactory to the Administrative Agent indicating that no other filings with regard to the Operating Partnership or the Company are of record in any of such jurisdictions relating to the Collateral.

                  (h) Litigation. No litigation shall be pending or threatened which would be likely to materially and adversely affect the assets, operations, business, condition, financial or otherwise, or prospects of the Operating Partnership and its Subsidiaries, taken as a whole, or which could reasonably be expected to materially adversely affect the ability of the Operating Partnership to fulfill its Obligations hereunder or otherwise materially impair the interests in respect thereof of the Administrative Agent.

                  (i) Officer's Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Company dated the date of the initial Loans, (i) to the effect set forth in clauses
         (a), (b) and (c) of Section 6.02, (ii) as to the solvency of the Company and the Operating Partnership, (iii) stating that all other conditions precedent to the initial Borrowings are satisfied, and (iv) such other matters as the Administrative Agent may reasonably request.

                  (j) Formation of Holdings, Etc./Acquisition of Subject Property. The Operating Partnership shall have formed or caused to be formed each of Holdings, Holdings-Parcel I, the UREs, and the G.P. Subs, with the entire limited partnership interest in Holdings, Holdings-Parcel I and each of the UREs to be directly owned by the Operating Partnership, the entire general partnership interest in Holdings, Holdings-Parcel I and the UREs to be owned by one of the entities comprising the G.P. Subs, and 100% of the stock of the G.P. Subs to be owned by the Company. Holdings and the UREs shall collectively acquire all of the fee and ground leasehold interests in the Subject Property, and Holdings-Parcel I shall acquire fee title to Plaza I of Harborside Financial Plaza, prior to or contemporaneously with the funding of the initial Loan or Loans under this Agreement.

                  (k) Other  Documents.  The  Administrative  Agent  shall  have
         received  such  other  documents  as  the   Administrative   Agent  may
         reasonably request.

                  (l) Other Matters. All legal matters incident to this Agreement and the transactions contemplated hereby shall be satisfactory to Morrison & Hecker L.L.P., counsel to the Administrative Agent.

Promptly following the Closing Date, the Administrative Agent shall deliver to each Lender a copy of each document, instrument, agreement and certificate received by it pursuant to this Section 6.01.

         SECTION VI.02. Conditions to Each Loan. The obligation of each Lender to make any Loan requested to be made by it on any date (including, without limitation, its initial Loan) is subject to the further conditions precedent that both immediately prior to the making of such Loan and also after giving effect thereto and to the intended use thereof:

                  (a) Material Changes, There shall not have been any material and adverse change with respect to the business, operations, condition or prospective condition (financial or otherwise), or liabilities of the Operating Partnership or its Subsidiaries.

                  (b) Events of Default. There shall not have occurred and be continuing any Default or Event of Default under this Agreement on the date of making the Loan or after making the Loan.

                  (c) Representations and Warranties. Each of the representations and warranties made by the Operating Partnership in
         Article VII or in or pursuant to any Credit Facility Document qualified as to materiality shall be true and correct in all respects and those not so qualified shall be true and correct in all material respects, in each case on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date.

                  (d) Security. All Obligations, including all Borrowings under this Agreement, shall be secured at all times by a perfected first priority pledge by (i) the Operating Partnership, pursuant to the Pledge Agreement, in the Pledged Partnership Interests described therein, (ii) the Company, pursuant to the Company Pledge Agreement, in the Pledged Stock described therein, and (iii) the Operating Partnership, pursuant to the Existing Pledge Agreement, in and to the Existing Collateral.

                  (e) Notice. The Administrative Agent shall have received a notice with respect to such Borrowing as required by Section 4.04.

                  (f) Other. All partnership and corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Credit Facility Documents shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each notice of Borrowing by the Operating Partnership hereunder shall constitute a representation and warranty by the Operating Partnership that the conditions contained in this Section 6.02 have been satisfied (both as of the date of such notice and, unless the Operating Partnership otherwise notifies the Lender prior to the date of such Borrowing, as of the date of such Borrowing).

                                   ARTICLE VII.
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Agreement and to make the Loans provided for herein, the Operating Partnership hereby represents and warrants to the Administrative Agent and each Lender that:

         SECTION VII.01. Partnership Existence. The Operating Partnership: (a) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite partnership power and authority, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its Property and assets and carry on its business as now being or as proposed to be conducted; (c) is duly qualified to do business and is in good standing under the laws of each jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would, in the reasonable judgment of the Operating Partnership, have a Material Adverse Effect on the Operating Partnership; and (d) is in compliance with all Requirements of Law except to the extent that all failures to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect on the Operating Partnership.

         SECTION VII.02. Financial Condition.

                  (a) The combined financial statements and schedules of the REIT Group dated June 30, 1996 fairly present the combined financial position of the REIT Group and the results of operations and changes in financial condition as of the dates and periods therein specified. Such combined financial statements and schedules have been prepared in accordance with GAAP consistently applied throughout the periods involved (except as otherwise noted therein). The balance sheet of the Company fairly presents the financial position of the Company as of its date and has been prepared in accordance with GAAP. Neither the Operating Partnership nor the Company has any material contingent liability, liability for taxes or other liability not reflected in the financial statements, except for liabilities incurred in the ordinary course of business. During the period from July 1, 1996 to and including the date hereof there has been no sale, transfer or other disposition by the Operating Partnership or any of its Subsidiaries of any material part of its business or Property and no purchase or other acquisition of any business or Property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Operating Partnership and its Subsidiaries at June 30, 1996, except as would have been permitted by this Agreement if it were then effective. Since July 1, 1996, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect on the Company, the Operating Partnership or its Subsidiaries.

                  (b) The Operating Partnership is not entering into the arrangements contemplated hereby and by the other Credit Facility Documents, and does not intend to make any transfer or incur any obligations hereunder or thereunder, with actual intent to hinder, delay or defraud either present or future creditors. On and as of the Closing Date, on a pro forma basis after giving effect to all Indebtedness (including the Loans incurred and Liens created, or to be created, in connection therewith) and on the date of each Loan (w) the Operating Partnership expects that the cash available to the Operating Partnership and its Subsidiaries on a consolidated basis, after taking into account all other anticipated uses of the cash of such Person (including the payments on or in respect of debt referred to in clause
         (y) of this Section 7.02(b)), will be sufficient to satisfy all obligations and liabilities of the Operating Partnership and its Subsidiaries as they become due; (x) the sum of the present fair saleable value of the assets of the Operating Partnership and its Subsidiaries on a consolidated basis will exceed the probable liability of the Operating Partnership and its Subsidiaries on their debts (including their Guaranty Obligations); (y) the Operating Partnership and its Subsidiaries on a consolidated basis will not have incurred and do not intend to, or believe that they will, incur debts beyond their ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by such Person from any source, and of amounts to be payable on or in respect of debts of such Person and the amounts referred to in clause (w)); and (z) the Operating Partnership and its Subsidiaries on a consolidated basis will have sufficient capital with which to conduct their present and proposed business and the Property of the Operating Partnership and its Subsidiaries does not constitute unreasonably small capital with which to conduct their present or proposed business. For purposes of this
         Section 7.02(b), "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed (other than those being disputed in good faith), undisputed, legal, equitable, secured or unsecured, or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

         SECTION VII.03. Litigation; There are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Operating Partnership) threatened against or affecting the Operating Partnership, any Subsidiary or any of their Property which, if adversely determined, would have a Material Adverse Effect on the Operating Partnership or any Subsidiary or which involve this Agreement or any of the transactions contemplated thereby.

         SECTION VII.04. No Breach; The execution and delivery of this Agreement and the other Credit Facility Documents, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof do not and will not conflict with or result in a breach of, or require any consent or constitute a default under, the certificate of limited partnership or partnership agreement of the Operating Partnership, any Requirement of Law, any decree of any court or governmental authority or agency, or any agreement or instrument to which the Operating Partnership is a party or by which it or any of its Property is bound except any such consent that may have been obtained prior to the date hereof, and will not result in, or require, the creation or imposition of any Lien (other than those created pursuant to the Pledge Agreement) on any of its Property or assets.

         SECTION VII.05. Partnership Power; Authorization; Enforceable Obligations. The Operating Partnership has all necessary partnership power, authority and legal right to make, execute, deliver and perform its obligations under this Agreement and the other Credit Facility Documents; the making and performance by the Operating Partnership of this Agreement and the other Credit Facility Documents have been duly authorized by all necessary partnership action on its part (including, without limitation, any required shareholder approvals); and this Agreement, the Pledge Agreement and the other Credit Facility Documents have been duly and validly executed and delivered by the Operating Partnership and constitute, and each Note when executed and delivered by the Operating Partnership for value will constitute, its legal, valid and binding obligation, enforceable against the Operating Partnership in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights, and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         SECTION VII.06. Approvals; No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any securities exchange are necessary for the making and performance by the Operating Partnership of this Agreement and the other Credit Facility Documents or for the legality, validity or enforceability thereof that have not been made or obtained (other than any filings required for the perfection of the security interests under the Pledge Agreement and which the Operating Partnership will cause to be made in accordance with the Pledge Agreement). There does not exist any judgment, order, injunction or other restraint issued or filed or hearing seeking injunctive relief or other restraint pending or noticed with respect to the making of Loans by the Lenders, the performance by the Operating Partnership under any of the related documents to which they are or will be a party or any of the transactions contemplated thereby.

         SECTION VII.07. No Default; Neither the Operating Partnership nor any of its Subsidiaries is in default under or with respect to any of their Contractual Obligations in any respect, or with respect to any order, writ, injunction, decree, rule or regulation of any Governmental Authority, which default could reasonably be expected to have a Material Adverse Effect on the Operating Partnership or its Subsidiaries. As of the Closing Date, and as of the date of each Loan, no Default or Event of Default has occurred and is continuing.

         SECTION VII.08. Ownership of Property; Each of the Operating Partnership and its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other Property, except to the extent that all failures to have such good title and valid leasehold interests could not, in the aggregate, reasonably be expected to have a Material Adverse Effect on the Operating Partnership or its Subsidiaries.

         SECTION VII.09. Taxes; Each of the Operating Partnership and its Subsidiaries has filed or caused to be filed all material tax returns which, to the knowledge of the Operating Partnership, are required to be filed by them (or extensions of time to file such returns have been obtained) and have paid all taxes shown to be due and payable on said returns or on any assessments made against them or any of their Property and all other taxes, fees or other charges imposed on them or any of their Property by any Governmental Authority (other than any the amount or validity of which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Operating Partnership or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Operating Partnership, no claim is being asserted in writing with respect to any such tax, fee or other charge which, if foreclosed upon or adversely determined, as the case may be, would have a Material Adverse Effect on the Operating Partnership or its Subsidiaries.

         SECTION VII.10. Use of Credit; The Operating Partnership is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing any "margin stock" as such term is defined in Regulation U. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose which violates the provisions of Regulations G, T, U or X or other regulations of the Board of Governors of the Federal Reserve System. If requested by any Lender or the Administrative Agent, the Operating Partnership will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

         SECTION VII.11. ERISA; Each of the Operating Partnership and its Subsidiaries is in compliance in all material respects with the provisions of ERISA and the Internal Revenue Code applicable to Plans. Each Plan, and, to the knowledge of the Operating Partnership, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Internal Revenue Code and any other federal or state law. No event or condition has occurred and is continuing as to which the Operating Partnership or any Subsidiary would be under an obligation to furnish a report to the Lenders under
Section 8.08 hereof. No liability to the PBGC that is material to the Operating Partnership and its Subsidiaries taken as a whole has been, or to the Operating Partnership's best knowledge is reasonably expected to be, incurred with respect to any Plan.

         SECTION VII.12. Investment Company Act; The Operating Partnership is not, and will not during the term of this Agreement be, an "investment company," or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended. The Operating Partnership is not subject to regulation under any foreign, federal, state or local statute or regulation which limits its ability to incur Indebtedness.

         SECTION VII.13. Public Utility Holding Company Act; The Operating Partnership is not, and will not during the term of this Agreement be, a "holding company," or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION VII.14. Environmental Matters; Each of the Operating Partnership and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on their business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not in the reasonable judgment of the Operating Partnership have a Material Adverse Effect on the Operating Partnership or its Subsidiaries. Each of such permits, licenses and authorizations is in full force and effect and each of the Operating Partnership and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any plan, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not in the reasonable judgment of the Operating Partnership have a Material Adverse Effect on the Operating Partnership or its Subsidiaries.

         In addition, except as previously disclosed in writing to the Administrative Agent and the Lenders or as disclosed in writing to the Lenders from time to time, (i) no notice, notification, demand, request for information, citation, summons or order has been issued, (ii) no complaint has been filed,
(iii) no penalty has been assessed, and (iv) no investigation or review is pending or threatened by any governmental or other entity, with respect to any alleged failure by the Operating Partnership or any Subsidiary to have any environmental permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Operating Partnership or any Subsidiary or with respect to any generation, use, treatment, storage, recycling, transportation, discharge or disposal, or any Release or threatened Release of any Hazardous Substances generated by the Operating Partnership or any Subsidiary.

         SECTION VII.15. True and Complete Disclosure; The information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Operating Partnership to the Lenders in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant hereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written financial information furnished after the date hereof by the Operating Partnership to the Lenders in connection with this Agreement and the transactions contemplated hereby will be true, complete and accurate in every material respect, or (in the case of projections) based on estimates believed by the Operating Partnership in good faith to be reasonable, on the date as of which such information is stated or certified. There is no fact known to the Operating Partnership that would, in the reasonable opinion of the Operating Partnership, have a Material Adverse Effect on the Operating Partnership or its Subsidiaries that has not been disclosed herein or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby.

         SECTION VII.16. Labor Matters; Neither the Operating Partnership nor any of its Subsidiaries has experienced any strike, labor dispute, slowdown or work stoppage due to labor disagreements which has had a Material Adverse Effect on the respective businesses of the Operating Partnership and its Subsidiaries taken as a whole, and to the best knowledge of the Operating Partnership, there is no such strike, dispute, slowdown or work stoppage threatened against the Operating Partnership or any of its Subsidiaries.

         SECTION VII.17.  Pledged Partnership Interests

                  (a) The Operating Partnership (i) is the legal and beneficial owner of, and has sole right, title and interest to, the Pledged Partnership
Interests, (ii) will on the Closing Date own all the Pledged Partnership Interests free of all Liens, and (iii) has sole right and power to pledge, and grant the Lien upon such Pledged Partnership Interests pursuant to the Pledge Agreement.

                  (b)  The  Pledged   Partnership   Interests   have  been  duly
authorized and validly issued and are fully paid and nonassessable.

                  (c) Upon delivery to the Administrative Agent of the certificates, if any, evidencing the Pledged Partnership Interests in existence on the Closing Date and the filing of financing statements in the appropriate filing offices, the pledge hereunder will create in favor of the Administrative Agent for the benefit of the Lenders a valid, binding and enforceable (subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity) security interest in and lien upon such Pledged Partnership Interests and constitute a fully perfected first and prior security interest in and lien upon all right, title and interest of the Operating Partnership in such Pledged Partnership Interests.

                                  ARTICLE VIII.
                     COVENANTS OF THE OPERATING PARTNERSHIP

         The Operating Partnership hereby covenants and agrees that, so long as the Commitments remain in effect and any Note or Loan remains outstanding, and until payment in full of all amounts payable by the Operating Partnership to any Lender or the Administrative Agent hereunder:

         SECTION VIII.01. Financial Statements The Operating Partnership shall deliver to the Administrative Agent and to each Lender:

                  (a) as soon as available,  but in any event within  forty-five
(45) days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Operating Partnership, (i) separate financial statements for the Subject Property, including a balance sheet, an income and expense statement, a reconciliation of surplus, occupancy percentages and such other statements as may be required by the Administrative Agent, prepared in accordance with GAAP, and (ii) consolidated financial statements of the Company, the Operating Partnership and their Consolidated Subsidiaries as filed with the Securities and Exchange Commission, including supplemental schedules of separate consolidating balance sheets and income and expense statements for each of the Company, the Operating Partnership and their Consolidated Subsidiaries, a schedule showing the depreciated basis (determined under GAAP) for each of the assets listed on Schedule III, and such other statements as may be required by the Administrative Agent, accompanied by a certificate of a Responsible Officer of the Company, which certificate shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Company, the Operating Partnership and their Consolidated Subsidiaries, in accordance with GAAP, consistently applied (without prejudice to any change made in accordance with the provisions of Section 1.03), as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Operating Partnership, (i) separate financial statements for the Subject Property, including a balance sheet, an income and expense statement, a reconciliation of surplus, occupancy percentages and such other statements as may be required by the Administrative Agent, prepared in accordance with GAAP, and (ii) consolidated financial statements of the Company, the Operating Partnership and their Consolidated Subsidiaries as filed with the Securities and Exchange Commission, including supplemental schedules of separate consolidating balance sheets and income and expense statements for each of the Company, the Operating Partnership and their Consolidated Subsidiaries, a schedule showing the depreciated basis (determined under GAAP) for each of the assets listed on Schedule III, and such other statements as may be required by the Administrative Agent, accompanied by a report and opinion thereon by Price Waterhouse or another independent certified public accountant of recognized national standing acceptable to the Administrative Agent which report shall (A) be unqualified as to going concern and scope of audit, (B) state that said financial statements fairly present the consolidated financial condition and results of operations of the Company, the Operating Partnership and their Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and (C) contain no material exceptions or qualifications except for qualifications relating to accounting changes (with which such independent public accountants concur) in response to FASB releases or other authoritative pronouncements.

                  (c) as soon as available,  but in any event within  forty-five
(45) days after the end of each calendar month, a true, complete and correct cash flow statement with respect to the Subject Property in the form of Exhibit B to the Mortgage Indenture showing (x) all cash receipts of any kind whatsoever and all cash payments and disbursements, and (y) year-to-date summaries of such cash receipts, payments and disbursements, together with a certification of the Operating Partnership stating that (i) such cash flow statement is true, complete and correct in all material respects and (ii) all operating expenses with respect to the Subject Property which have accrued and have been billed to the Operating Partnership or any of its Subsidiaries as of the last day of the month preceding the month for which foregoing information is applicable have been fully paid or otherwise provided for by the Operating Partnership or its Subsidiaries.

                  (d) on a quarterly basis, a true, complete and correct rent roll for the Subject Property, identifying each tenant, the expiration date of such tenant's lease, the space covered by such lease, all extension, renewal, termination or expansion rights, if any, of such tenant and any portion of the Subject Property demised to such tenant, if any, which is not occupied for the conduct of business by such tenant or any subtenant of such tenant, together with a certificate of the Operating Partnership, dated as of the date of delivery of such rent roll, certifying that such rent roll is true, correct and complete in all material respects as of its date.

All such financial statements under (a) and (b) above shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

         SECTION VIII.02. Certificates and Other Information; The Operating Partnership shall deliver to the Administrative Agent and to each Lender:

                  (a) concurrently with the delivery of the financial statements referred to in Section 8.01(b), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in Sections 8.01(a) and 8.01(b), a certificate of a Responsible Officer of the Company stating that, to the best of such Responsible Officer's knowledge, the Operating Partnership and each of its Subsidiaries has during such period observed or performed all of its covenants and other agreements, and satisfied every condition, in all material respects, contained in this Agreement, the Notes and the other Credit Facility Documents to which it is a party to be observed, performed or satisfied by it, and that no Default or Event of Default has occurred or is continuing except as specified in such certificate;

                  (c) promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available by the Operating Partnership or any of its Subsidiaries to its partners generally, of all regular and periodic reports and all registration statements and prospectuses, if any, filed by any of them with any securities exchange or with the Securities and Exchange Commission, or any comparable foreign bodies, and of all press releases and other statements made available generally by any of them to the public concerning material developments in the business of the Operating Partnership or any of its Subsidiaries; and

         (d) promptly upon any executive officer of the Company obtaining knowledge (i) of any Default, or becoming aware that any Lender has given notice or taken any other action with respect to a claimed Event of Default or (ii) that any Person has given any notice to the Operating Partnership or taken any other action with respect to a claimed default or event or condition of the type referred to in paragraph (b) of Article IX or any condition or event which would be required to be disclosed in a current report filed by the Operating Partnership with the Securities and Exchange Commission on Form 8-K (other than
Item 5 as in effect on the date hereof) if the Operating Partnership were required to file such reports under the Securities Exchange Act of 1934, as amended, or the rules and regulations thereunder (or any successor thereof), a certificate of the president or chief financial officer of the Company specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed Event of Default or condition and what action the Operating Partnership has taken, is taking and proposes to take with respect thereto.

         SECTION VIII.03. Litigation; The Operating Partnership will promptly give to the Lenders notice of all legal or arbitral proceedings, and of all proceeding by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Operating Partnership or any of its Subsidiaries, except proceedings which, if adversely determined, would not, in the reasonable judgment of the Operating Partnership, have a Material Adverse Effect on the Operating Partnership or its Subsidiaries.

         SECTION VIII.04. Conduct of Business, Existence, Etc.; The Operating Partnership will, and will cause each of its Subsidiaries to:

                  (a) continue to engage in business of the same general type as now conducted by it; do or cause to be done all things necessary to preserve, renew and maintain in full force and effect its legal existence; and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business, except such rights, privileges, licenses and franchises with respect to which the failure to maintain could not, individually or in the aggregate, have a Material Adverse Effect on the Operating Partnership or its Subsidiaries;

                  (b) comply with all Contractual Obligations and Requirements of Law if the failure to comply with such requirements would reasonably be expected to have a Material Adverse Effect on the Operating Partnership or its Subsidiaries;

                  (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which any reserves required by GAAP are being maintained or the failure to pay or discharge which would not, in the reasonable judgment of the Operating Partnership, have a Material Adverse Effect on the Operating Partnership or its Subsidiaries;

                  (d) maintain all of its Property used or useful in its business in good working order and condition, ordinary wear and tear excepted, if failure to so maintain such Property would have a Material Adverse Effect on the Operating Partnership or its Subsidiaries, and, from time to time (i) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto, and (ii) comply at all times with the provisions of all material leases and other material agreements to which it is a party so as to prevent any loss or forfeiture thereof or thereunder;

                  (e) keep proper records and books of account, in which full, true and complete entries in conformity with GAAP consistently applied and in accordance with all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

                  (f) permit, upon reasonable notice, representatives of the Administrative Agent and any Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Property, and to discuss its business and affairs with its officers and independent certified accountants, all to the extent reasonably requested by the Lenders; provided, however, that to the extent any of such information (not including information provided pursuant to Sections 8.01 and 8.02) is defined as "Confidential Information" in the Mortgage Indenture, the Operating Partnership may require that the Administrative Agent and any Lender keep such information confidential; provided further, however, that the Administrative Agent and any Lender may disclose all or part of such information to a third party, provided that such third party agrees to keep the same confidential and not to use such information for competitive purposes.

         SECTION VIII.05. Payment of Obligations; The Operating Partnership will, and will cause each Subsidiary to, pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, under the terms of each mortgage, indenture, security agreement, other debt instrument and contract and agreement by which it is bound or to which it is a party or subject, except (a) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Operating Partnership or its Subsidiaries, as the case may be, (b) where the failure to pay such obligations could not, individually or in the aggregate, have a Material Adverse Effect on the Operating Partnership or its Subsidiaries, or (c) for trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue for a period of more than ninety (90) days (or any longer period if longer payment terms are accepted in the ordinary course of business) or, if overdue for more than ninety (90) days (or such longer period), as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of the Operating Partnership and its Subsidiaries, as the case may be.

         SECTION VIII.06. Insurance; The Operating Partnership will, and will cause its Subsidiaries to, keep insured by responsible insurers all Property of a character usually insured by corporations or partnerships engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations or partnerships and carry such other insurance as is usually carried by such corporations or partnerships. The Operating Partnership will furnish to the Administrative Agent, upon written request, full information as to the insurance carried, and will advise the Administrative Agent promptly of any policy cancellation, reduction or amendment.

         SECTION VIII.07. Limitation on Liens; The Operating Partnership will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon (i) the Subject Property except for Liens securing the portion of the Assumed Debt due to Northwestern Mutual Life Insurance Company and Principal Mutual Life Insurance Company, and (ii) the Collateral described in the Pledge Agreement, except in favor of the Administrative Agent, for the benefit of Lenders.

         SECTION VIII.08. ERISA.; The Operating Partnership shall deliver to the Administrative Agent as soon as possible, and in any event within ten (10) days after the Operating Partnership knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Operating Partnership setting forth details respecting such event or condition and the action, if any, that the Operating Partnership or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Operating Partnership with respect to such event or condition):

                  (a) any reportable event as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event
(provided, however, that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Internal Revenue Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Internal Revenue Code); and any request for a waiver under Section 412(d) of the Internal Revenue Code for any Plan;

                  (b) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Operating Partnership or an ERISA Affiliate to terminate any Plan;

                  (c) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Operating Partnership or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                  (d) the complete or partial withdrawal from a Multiemployer Plan by the Operating Partnership or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Operating Partnership or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to
Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                  (e) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Operating Partnership or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within thirty
(30) days; and

                  (f) the adoption of an amendment to any Plan that, pursuant to
Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Operating Partnership or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections.

         SECTION VIII.09. Use of Proceeds; The Operating Partnership will use the proceeds of Borrowings hereunder solely for working capital purposes, including the acquisition or improvement of real property, and other general purposes of the Operating Partnership, including capital expenditures and tenant improvements; provided, however, that (i) the Lenders shall have no responsibility as to the use of any of such proceeds, (ii) proceeds of Borrowings to be used for any purpose other than property acquisitions and improvements will be limited to $15,000,000 in the aggregate outstanding at any one time without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld), and (iii) proceeds of Borrowings will not be used to pay any dividends or distributions.

         SECTION VIII.10. Environmental Laws. The Operating Partnership shall:

                  (a) promptly notify the Administrative Agent upon any executive officer of the Operating Partnership becoming aware of any violation or threatened violation or non-compliance with, or liability or threatened liability under any Environmental Laws which, when taken together with all other pending violations could reasonably be expected to have a Material Adverse Effect on the Operating Partnership and its Subsidiaries taken as a whole, and promptly furnish to the Administrative Agent all notices of any nature which the Operating Partnership may receive from any Governmental Authority or other Person with respect to any violation, or threatened violation or non-compliance with, or liability or threatened liability under any Environmental Laws which, in any case or when taken together with all such other notices, could reasonably be expected to have a Material Adverse Effect on the Operating Partnership or its Subsidiaries;

                  (b) comply with and use reasonable efforts to ensure compliance by all tenants and subtenants with all Environmental Laws, and obtain and comply in all material respects with and maintain and use best efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain any and all licenses, approvals, registrations or permits required by Environmental Laws;

                  (c) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required of the Operating Partnership or its Subsidiaries under all Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities; and

                  (d)  defend,   indemnify,   protect  and  hold   harmless  the
Administrative Agent and the Lenders, and their respective employees, agents, officers and directors (each, an "Indemnified Person"), from and against any claims, demands, penalties, fines, liabilities, settlements, damages, defenses, judgments, suits, proceedings, losses, obligations, costs and expenses of any kind or nature whatsoever, known or unknown, contingent or otherwise, arising out of, or in any way related to the violation of or noncompliance with any Environmental Laws (relating to (1) the past, present or future ownership, possession, control or operation of any Property or any asset of the Operating Partnership or its Subsidiaries, (2) the past, present or future condition of any site or facility owned, operated or leased by the Operating Partnership or any of its Subsidiaries, or (3) any Release or threatened Release of any Hazardous Substances from any such site or facility, including any such Release or threatened Release which shall occur during any period when the Administrative Agent on behalf of the Lenders shall be in possession of any such site or facility following the exercise by the Administrative Agent on behalf of the Lenders of any of their rights and remedies hereunder or under any related document), including, without limitation, reasonable attorney and consultant fees, investigation and laboratory fees and costs ("Indemnified Expenses"), but excluding therefrom, taking into account all principles of equitable apportionment, all claims, demands, penalties, fines, liabilities, settlements, damages, defenses, judgments, suits, proceeds, losses, obligations, costs and expenses of any kind or nature whatsoever, known or unknown, contingent or otherwise, arising out of or resulting, directly or indirectly, from (i) the gross negligence or willful misconduct of such Indemnified Person, or (ii) any acts or omissions of any Indemnified Person occurring after such Indemnified Person is in possession of, or controls the operation of, any Property or asset of the Operating Partnership or any of its Subsidiaries, except to the extent such Indemnified Expenses arise from any act or omission, condition or event in existence on or before the date such Indemnified Person is in possession of, or controls the operation of, any Property or asset of the Operating Partnership or any of its Subsidiaries, even if the act or omission, condition or event (x) is not discovered until after such date, or (y) becomes an Indemnified Expense as a result of a change in any Environmental Law that becomes effective after such date.

                  (e) The agreements in Section 8.10(d) shall survive repayment of the Notes and all other amounts payable hereunder and any termination or expiration of any of the Credit Facility Documents.

         SECTION VIII.11. Hazardous Substances. The Operating Partnership shall not cause or permit, or permit any Subsidiary to cause or permit, any of its Property or assets to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Substances, except in compliance in all material respects with all applicable Environmental Laws, nor release, discharge, dispose of or permit or suffer any release or disposal as a result of any intentional act or omission on its part of Hazardous Substances onto any such Property or asset in material violation of any Environmental Law.

         SECTION VIII.12. Claims. The Operating Partnership shall report to the Administrative Agent, within fifteen (15) days of the date on which an executive officer becomes aware of the same, any legal claims against the Operating Partnership in excess of $1,000,000 over the amount directly covered by insurance.

         SECTION VIII.13. Maintenance of Ownership The Operating Partnership shall continue to own 100% of the issued and outstanding limited partnership interests in Holdings and each of the UREs.

         SECTION VIII.14. Indebtedness The Operating Partnership shall not, and shall not permit any of Holdings, the UREs or the G.P. Subs to, create, incur or suffer to exist any Indebtedness, except to Lenders and the Assumed Debt and except for the Contingent Consideration Liability.

         SECTION VIII.15. Dividends and Distributions The Operating Partnership shall not make any distributions or pay any dividends on account of its partnership interests during any fiscal quarter in an amount in excess of 100% of the Operating Partnership's available funds from operations (as determined in accordance with industry standards relating to REITs) for the immediately preceding fiscal quarter (except to the extent such excess dividends or distributions are attributable to gains from the sale of the Operating Partnership's assets or are required for the Company to maintain its status as a real estate investment trust under the Internal Revenue Code); provided, however, that the Operating Partnership may make distributions and pay dividends in excess of 100% of available funds from operations for the preceding fiscal quarter for not more than three (3) consecutive fiscal quarters.

         SECTION VIII.16. Assets of Holdings . The Operating Partnership shall not permit Holdings or the UREs to acquire, own or hold any Property other than the fee simple interest or leasehold interest in the Subject Property, as applicable, and assets derived from the ownership of the Subject Property.

         SECTION VIII.17. Compliance Certification Within forty-five (45) days after the end of each calendar quarter, the Operating Partnership shall certify to Lenders that the Operating Partnership has complied with all covenants contained in this Article VIII and that, as of the last business day of such quarter, there existed no Default or Event of Default.

                                   ARTICLE IX.
                                EVENTS OF DEFAULT

SECTION 9.01. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                  (a) The Operating Partnership shall default in the payment when due (whether at stated maturity or upon mandatory or optional prepayment or otherwise) of any principal of any Loan, or shall default for five (5) Business Days in the payment when due of any interest on any Loan, any fee or any other amount payable by it hereunder, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or

                  (b)  Any  Event  of  Default  (as  defined  in  the   Mortgage
Indenture) shall occur or be continuing; or

                  (c) The Operating Partnership or any of its Subsidiaries shall
(i) default in the payment of principal of or interest of any other Indebtedness (other than the Notes or Indebtedness under the Mortgage Indenture) or in the payment of any Guaranty Obligation (in all such cases, having a principal amount in excess of $2,000,000 in the aggregate) at any one time to any third party when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise) and such default continues after the applicable notice or grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guaranty Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, and such default continues after the applicable notice or grace period, if any, specified in the agreement or instrument relating to such Indebtedness, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guaranty Obligation to become payable; or

                  (d) Any representation, warranty or certification made or deemed made herein or in any other Credit Facility Document (or in any modification or supplement hereto or thereto) by the Operating Partnership or any of its Subsidiaries, or in any certificate or document furnished to the Lenders pursuant to the provisions of this Agreement or any such other Credit Facility Document, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                  (e) The Operating Partnership shall default in the observance or performance of any agreement contained (i) in Section 8.02 of this Agreement, or (ii) in the Pledge Agreement; or

                  (f) The Operating Partnership or any of its Subsidiaries shall default in the performance of any of its other obligations under this Agreement or any other Credit Facility Document and such default shall continue unremedied for a period of thirty (30) days after notice thereof to the Operating Partnership by the Administrative Agent, which Default cannot be cured by the payment of a sum of money; provided, however, that if such non-monetary Default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period, and if the Operating Partnership or Subsidiary shall have commenced to cure such Default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for the Operating Partnership or such Subsidiary in the exercise of due diligence to cure such Default, such additional period not to exceed ninety (90) days; or

                  (g) The Operating Partnership or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (h) The Operating Partnership or any of its Subsidiaries shall
(i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code (or the equivalent under the laws of another jurisdiction), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (i) A proceeding or case shall be commenced, without the application or consent of the Operating Partnership or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Operating Partnership or such Subsidiary or of all or any substantial part of its Property, or (iii) similar relief in respect of the Operating Partnership or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect for a period of ninety (90) or more days; or an order for relief against the Operating Partnership or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code (or the equivalent under the laws of another jurisdiction); or

                  (j) final judgment or judgments for the payment of money in excess of $1,300,000 (or the equivalent in another currency) in the aggregate (exclusive of judgment amounts fully covered by insurance) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against the Operating Partnership or its Subsidiaries and the same shall not be satisfied or discharged (or provision shall not be made for such satisfaction or discharge), or a stay of execution thereof shall not be procured, within sixty
(60) days from the date of entry thereof and the Operating Partnership or the relevant Subsidiary shall not, within said period of sixty (60) days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (k) An event or condition specified in Section 8.08 shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other events or conditions, the Operating Partnership or any ERISA Affiliate shall incur or in the reasonable opinion of the Administrative Agent shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or the PBGC (or any combination of the foregoing) which would have a Material Adverse Effect on the Operating Partnership or its Subsidiaries; or

                  (l) (i) Except following the termination or release thereof in accordance with the provisions of the Credit Facility Documents, the Pledge Agreement or the Company Pledge Agreement shall, for any reason, cease to be or not be in full force and effect, or the Company, the Operating Partnership or any of its Subsidiaries which is a party to the Pledge Agreement or Company Pledge Agreement shall so assert, (ii) the Lien created by the Pledge Agreement or Company Pledge Agreement shall cease to be or not be enforceable and of the same effect and priority purported to be created thereby, or (iii) any Person shall have (or the Operating Partnership shall assert that any Person has) a right in the Pledged Junior Bonds prior to or equal to that of the Administrative Agent on behalf of the Lenders; or

                  (m) Holdings or the UREs sell, assign, encumber as a security device or otherwise transfer any interest in the Subject Property, other than Liens securing that portion of the Assumed Debt due to Northwestern Mutual Life Insurance Company and Principal Mutual Life Insurance Company; or

                  (n) If any of the partnership interests or capital stock (as applicable) of the Operating Partnership, Holdings, any URE or any G.P. Sub shall be sold, assigned or otherwise transferred or if a security interest or other encumbrance shall be granted or otherwise acquired therein or with respect thereto, except to the Administrative Agent for the benefit of Lenders as provided in this Agreement and the Credit Facility Documents; or

                  (o) Holdings, any URE or any G.P. Sub shall create, incur or suffer to exist any Indebtedness of such Person, other than Indebtedness due to Lenders pursuant to this Agreement or, with respect to Holdings or any URE, the Assumed Debt of such person as described in the definition of Assumed Debt under
Section 1.01 and further except for the Contingent Consideration Liability; or

                  (p) The ratio of EBITDA to Debt Service for the REIT Group is less than 2 to 1; or

                  (q) The REIT Group's Net Worth is less than $175,000,000 at any time; or

                  (r) The ratio of the Total Debt to Total Assets for the REIT Group is greater than .6 to 1; or

                  (s) The Company creates, incurs or suffers to exist any Lien, charge or encumbrance on the Pledged Stock described in the Company Pledge Agreement; or

                  (t) Any Default or Event of Default occurs under the Existing Credit Facility Documents;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (h) or (i) of this Article IX, either or both of the following actions may be taken: (i) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Operating Partnership declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and
(ii) with the consent of the Majority Lenders, the Administrative Agent may, or upon the request of the Majority Lenders, the Administrative Agent shall, by notice to the Operating Partnership, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Operating Partnership; and
(2) in the case of the  occurrence of an Event of Default  referred to in clause
(h) or (i) of this Article IX, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes shall immediately become due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Operating Partnership.

                                   ARTICLE X.
                            THE ADMINISTRATIVE AGENT

         SECTION X.01. Appointment. The general administration of the Credit Facility Documents and any other documents contemplated by this Agreement shall be by the Administrative Agent or its designees. Each Lender hereby irrevocably designates and appoints PSC as the Administrative Agent of such Lender under this Agreement and the other Credit Facility Documents, and each such Lender irrevocably authorizes PSC as the Administrative Agent for such Lender, at its discretion, to take or refrain from taking such action on its behalf under the provisions of this Agreement and the other Credit Facility Documents and to exercise or refrain from exercising such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Facility Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Facility Document or otherwise exist against the Administrative Agent.

         SECTION X.02. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Credit Facility Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION X.03.   Exculpatory Provisions.

                  (a) Neither the Administrative  Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Facility Document, or responsible to the Lenders or to any of them for the consequences of any oversight or error of judgment, or for any loss, unless the same shall happen through its or such Person's own gross negligence or willful misconduct, or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Operating Partnership or any officer thereof contained in this Agreement or any other Credit Facility Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with this Agreement or any other Credit Facility Document or for the due execution, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Notes, or any other Credit Facility Document, or for the perfection of any security interest contemplated by this Agreement, any Credit Facility Document or any related agreement, document or order, or for the designation or failure to designate this transaction as a "Highly Leveraged Transaction" for regulatory purposes, or for any failure of the Operating Partnership to perform its obligations hereunder or under any other Credit Facility Document. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or terms or conditions of, this Agreement or any other Credit Facility Document or to inspect the Property, books or records of the Operating Partnership.

                  (b) Neither the Administrative Agent nor any of its directors, officers, employees, or agents shall have any responsibility to the Operating Partnership on account of the failure or delay in performance or breach by any of the Lenders or the Operating Partnership of any of their respective obligations under this Agreement or the Notes or any related agreement or document or in connection herewith or therewith.

         SECTION X.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and it shall be entitled to rely upon advice and statements of legal counsel (including, without limitation, counsel to the Operating Partnership), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Facility Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement, the Notes and the other Credit Facility Documents in accordance with a request of the Majority Lenders, and any such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION X.05. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or the Operating Partnership pursuant to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Majority Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION X.06. Non-Reliance on Administrative Agent and Other Lenders.X. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorney-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Operating Partnership, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, Property, financial and other condition and creditworthiness of the Operating Partnership and made its own decision to make Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the
Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Facility Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, Property, condition (financial or otherwise), prospects or creditworthiness of the Operating Partnership. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, Property, condition (financial or otherwise), prospects or creditworthiness of the Operating Partnership which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION X.07. Reimbursement and Indemnification Each of the Lenders severally agrees (i) to reimburse the Administrative Agent, in the amount of its proportionate share, for any expenses and fees incurred for the benefit of the Lenders under the Credit Facility Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Operating Partnership or one of its Subsidiaries, and (ii) to indemnify the Administrative Agent and any of its directors, officers, employees or agents, upon demand (to the extent not reimbursed by the Operating Partnership and without limiting the obligation of the Operating Partnership to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section 10.07 (or, if indemnification is sought after the Maturity Date, ratably according to the amount of outstanding Loans held by each Lender on the Maturity Date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against it or them in any way relating to or arising out of this Agreement, any of the other Credit Facility Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by it or them under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Person seeking indemnification. The agreements in this Section
10.07 shall survive the payment of the Notes and all other amounts payable hereunder.

         SECTION X.08. Administrative Agent in Its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Operating Partnership as though the Administrative Agent were not the Administrative Agent hereunder and under the other Credit Facility Documents. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Credit Facility Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION X.09.  Successor Administrative Agent.

                  (a) The Administrative Agent and the Collateral Holder may resign as Administrative Agent and Collateral Holder at any time by giving written notice thereof to the Lenders. If the Administrative Agent or Collateral Holder shall resign as Administrative Agent or Collateral Holder, as the case may be, under this Agreement and the other Credit Facility Documents, then the Majority Lenders shall appoint from among the Lenders a successor agent or collateral holder for the Lenders, which successor agent shall be approved by the Operating Partnership, whereupon such successor agent or collateral holder shall succeed to the rights, powers and duties of the Administrative Agent or Collateral Holder, as the case may be, and the terms "Administrative Agent" or "Collateral Holder" shall mean such successor agent or collateral holder effective upon such appointment and approval, and the former Administrative Agent's or Collateral Holder's rights, powers and duties as Administrative Agent or Collateral Holder, as the case may be, shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or Collateral Holder or any of the parties to this Agreement or any holders of the Notes. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment, within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, with the consent of the Operating Partnership, which will not be unreasonably withheld, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $250,000,000. After any retiring Administrative Agent's or Collateral Holder's resignation, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Holder, as the case may be, under this Agreement and the other Credit Facility Documents.

                  (b) PSC may at any time and from time to time assign to any of its Affiliates all or any part of its rights or obligations as Administrative Agent and/or Collateral Agent under this Agreement, the Notes and the other Credit Facility Documents. Any such assignment shall not be deemed a resignation for purposes of Section 10.09(a).

         SECTION X.10.  Collateral Holder.

                  (a) Except for action expressly required of the Collateral Holder hereunder and under the other Credit Facility Documents, the Collateral Holder shall in all cases be fully justified in refusing to act hereunder and thereunder unless it shall be further indemnified to its satisfaction by the Lenders proportionately in accordance with the Obligations then due and payable to each of them against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

                  (b) Except as expressly provided herein, the Collateral Holder shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral. The Collateral Holder shall incur no liability as a result of any private sale of the Collateral.

                  (c) The Lenders hereby consent, and agree upon written request by the Collateral Holder, to execute and deliver such instruments and other documents as the Collateral Holder may deem desirable to confirm such consent, to the release of the Liens and security interests in the Collateral, including any release in connection with any sale, transfer or other disposition of the Collateral or any part thereof in accordance with the Credit Facility Documents.

                  (d) The Collateral Holder shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Holder accords its own Property, it being understood that neither the Collateral Holder nor any Lender shall have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether nor not the Collateral Holder or any Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                   ARTICLE XI.
                                  MISCELLANEOUS

         SECTION XI.01. No Waiver; Cumulative Remedies. No failure on the part of the Administrative Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Credit Facility Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Credit Facility Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, remedies, powers and privileges provided herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION XI.02. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Operating Partnership and the Administrative Agent, and as set forth in Schedule II in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

         The Operating Partnership:    Cali Realty, L.P.
                                       11 Commerce Drive
                                       Cranford, New Jersey 07016
                                       Attention:  Barry Lefkowitz
                                       Telecopy: (908) 272-6755

         With a copy to:               Pryor, Cashman, Sherman & Flynn
                                       410 Park Avenue
                                       New York, New York 10022
                                       Attention:  Jonathan A. Bernstein, Esq.
                                       Telecopy: (212) 326-0806

         The Administrative Agent:     Prudential Securities Credit Corp.
                                       One New York Plaza
                                       New York, New York 10292
                                       Attention:  Norman Chaleff
                                       Telecopy: (212) 778-4312

         With copies to:               Prudential Securities Incorporated
                                       One New York Plaza
                                       New York, New York 10292
                                       Attention:  Richard K. Gupta
                                       Telecopy:  (212) 778-4389

                                       Prudential Securities Incorporated
                                       One New York Plaza
                                       New York, New York 10292
                                       Attention:  Kenneth M. Leavy
                                       Telecopy: (212) 778-2132

                                       Prudential Securities Incorporated
                                       One New York Plaza
                                       New York, New York 10292
                                       Attention:  Michael Moore
                                       Telecopy: (212) 778-4312

         With a copy (except in the    Morrison & Hecker L.L.P.
         case of notice of             2600 Grand Avenue
         Borrowings made under         Kansas City, Missouri  64108
         Section 4.04) to:             Attn:  Gerald D. Weidner
                                       Telecopy: (816) 474-4208

provided,   however,  that  any  notice,  request  or  demand  to  or  upon  the
Administrative Agent or the Lenders pursuant to Section 2.02, 2.05, 2.06, 2.08, 2.09, and 2.10 or 4.01(b) shall not be effective until received.

         SECTION XI.03. Expenses. The Operating Partnership agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket third party costs and expenses incurred in connection with the development, preparation and execution of, any amendment, supplement, extension or modification to, or waiver of, this Agreement, the Notes and the other Credit Facility Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated thereby, and any term loan or credit facility made by Lenders or any Third Party to refinance the Loans, including, without limitation, the reasonable fees and disbursements of counsel, (b) to pay or reimburse each Lender and the Administrative Agent for all its reasonable costs and expenses including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and to the several Lenders and the reasonable fees and disbursements of technical and other consultants to the Administrative Agent, incurred in connection with (i) the enforcement or preservation of any rights under this Agreement, the Notes and the other Credit Facility Documents and any such other documents, (ii) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Operating Partnership hereunder and
(iii) the enforcement of this Section 11.03, (c) to pay, indemnify and hold each Lender and the Administrative Agent harmless from any and all recording and filing fees which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes and the other Credit Facility Documents and any such other documents, (d) to pay all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, the Notes or the other Credit Facility Documents, or any related documents, and
(e) all costs, fees and expenses (including fees of the Auditors) associated with determining the Market Rate or Market Maturity.

         The Operating Partnership hereby agrees (i) to indemnify the Administrative Agent and each Lender and each of their respective directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including, without limitation, any and all losses, liabilities, claims, damages or expenses incurred by the Administrative Agent and each Lender, whether or not the Administrative Agent or Lender, as the case may be, is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the Loans hereunder or any actual or proposed use by the Operating Partnership of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), and (ii) not to assert any claim against the Administrative Agent or Lenders, any of their respective Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive (as opposed to actual) damages arising out of or otherwise relating to any of the transactions contemplated herein.

         The agreements in this Section 11.03 shall survive repayment of the Notes and all other amounts payable hereunder and any termination or expiration of any of the Credit Facility Documents.

         SECTION XI.04. Amendments Neither this Agreement, any Note or any other Credit Facility Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this
Section 11.04. The Majority Lenders may, on behalf of all Lenders, or, with the written consent of the Majority Lenders, the Administrative Agent may, from time to time, (i) enter into with the Operating Partnership written amendments, supplements or modifications hereto and to the Notes and the other Credit Facility Documents for the purpose of adding any provisions to this Agreement, the Notes or the other Credit Facility Documents or changing in any manner the rights of the Lenders or of the Operating Partnership, hereunder or thereunder, or (ii) waive, on such terms and conditions as the Majority Lenders or the Administrative Agent, as the case may be, may specify, in such instrument, any of the requirements of this Agreement, the Notes or the other Credit Facility Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

                  (a) reduce the amount or extend the scheduled date of maturity (except pursuant to Section 2.10(a)(i)(A)) of any Note or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender directly affected thereby;

                  (b) (i)  amend,  modify  or waive  (A) any  provision  of this
Section 11.04 or (B) any provision of Sections 2.06 or 2.07; (ii) consent to the assignment or transfer by the Operating Partnership of any of its rights and obligations under this Agreement and the other Credit Facility Documents; or
(iii) reduce the percentage specified in the definition of Majority Lenders, in each case without the written consent of all the Lenders; or

                  (c) amend, modify or waive any provision of Article X without the written consent of the then Administrative Agent.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Operating Partnership, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Operating Partnership, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and any other Credit Facility Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Notwithstanding anything to the contrary contained herein, the Administrative Agent may amend Schedule I or Schedule II hereto to reflect the addition or deletion of Lenders in accordance with the provisions hereof and, upon any such amendment, the Administrative Agent shall deliver a revised
Schedule I and Schedule II to each of the Operating Partnership and the Lenders.

         SECTION XI.05. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Operating Partnership, the Lenders, the Administrative Agent, all future holders of the Notes and their respective successors and permitted assigns.

         SECTION  XI.06.  Assignments  and  Participations.

         (a) The Operating Partnership may not assign or transfer any of its rights or obligations under this Agreement, the Notes or any other Credit Facility Document without the prior written consent of each Lender.

         (b) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more Lenders or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Credit Facility Documents; provided, however, that prior to any such sale by any Lender to any Participant, such Lender shall provide written notice to the Operating Partnership of such Lender's intention to sell a participating interest to such Participant and the name of such Participant. In the event of any such sale by a Lender of a participating interest to a Participant, (i) such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged,
(ii) such Lender shall remain solely  responsible for the  performance  thereof,
(iii) such Lender shall remain the holder of any such Note for all purposes under this Agreement and the other Credit Facility Documents, (iv) the Operating Partnership and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Facility Documents, and
(v) such Participant shall have no right to enforce the obligations of the Operating Partnership or any of its Subsidiaries relating to the Loans hereunder (other than under Section 5.01) or to approve (or refrain from approving) any amendment, modification or waiver of any provision of this Agreement (other than any amendment, modification or waiver decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Loans, extending any scheduled installment of the Loans or any date scheduled for payment of interest on the Loans or any fees, extending the Commitments or relating to the release of all or substantially all the Collateral; provided further, however, in the case of any of the foregoing, that the interests held by such Participant are directly affected by such amendment, modification or waiver). The Operating Partnership agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note; provided further, however, that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 11.07 as fully as if it were a Lender hereunder. The Operating Partnership also agrees that each Participant shall be entitled to the benefits of Sections 5.01, 5.05, 5.06 and 11.03(b)(i) with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided further, however, that (A) such Participant shall have complied with the requirements of said Sections and of Section 5.07 (as if such Participant were, for purposes of said Section 5.07, a Lender hereunder), and
(B) no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. Each Participant will agree to keep information confidential to the same extent as the transferor Lender was so required.

                  (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time and from time to time assign to any of its Affiliates or to any Lender or any Affiliate thereof or to an additional lender or financial institution (an "Assignee") all or any part of its rights and obligations under this Agreement, the Notes and the other Credit Facility Documents pursuant to an Assignment and Acceptance, substantially in the form of Exhibit D, executed by such Assignee, such assigning Lender and, in the case of an Assignee that is not then a Lender or an Affiliate thereof, by the Administrative Agent and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however, that, except (i) in the case of an assignment to another Lender, or (ii) with the consent of the Operating Partnership, each such assignment shall be in an amount equal to not less than $5,000,000; provided, further, that prior to any such assignment by any Lender to any Assignee, such Lender shall provide written notice to the Operating Partnership of such Lender's intention to make an assignment to such Assignee and the name of such Assignee. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (A) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (B) the assigning Lender hereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be party hereto). Notwithstanding anything to the contrary contained herein, an Assignee shall be entitled to the benefits of Sections 5.01 and 5.05 only if it shall have complied with the requirements of said Sections (and also complied with the requirements of Section 5.07).

                  (d) The Administrative Agent shall maintain at its address referred to in Section 11.02 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Operating Partnership, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Operating Partnership or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, if required under Section 11.06(c), by the Operating Partnership and/or the Administrative Agent) together with payment by the assigning Lender of the Assignee to the Administrative Agent of a registration and processing fee of $3,500, the Administrative Agent shall (i) promptly accept such Assignment and Acceptance, and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Operating Partnership. On or prior to such effective date, the Operating Partnership, at its own expense, shall execute and deliver to the Administrative Agent (in exchange for the Note of the assigning Lender) a new Note to the order of such Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby.

                  (f) The Operating Partnership authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Operating Partnership and its Affiliates which has been delivered to such Lender by or on behalf of the Operating Partnership pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Operating Partnership in connection with such Lender's credit evaluation of the Operating Partnership and its Affiliates prior to becoming a party to this Agreement; provided, however, that no Lender shall be authorized to disclose such information to any Transferee or prospective Transferee unless such Transferee or prospective Transferee has agreed in writing to maintain the confidentiality of all confidential information provided to it (subject to customary exceptions, such as disclosure to officers, directors, professional advisors, regulators and similar Persons, disclosure pursuant to law or legal process, disclosure following the public dissemination of such information by another Person and disclosure of information provided to such Transferee or prospective Transferee by a third party); and provided further, however, that, notwithstanding anything to the contrary contained in this Agreement, neither the Administrative Agent nor any Lender shall be liable for any violation of the terms of the foregoing proviso by any other Lender or the Administrative Agent, as the case may be.

                  (g) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

         SECTION XI.07. Adjustments. If any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, through the exercise of a right of bank's lien, setoff or counterclaim against the Operating Partnership, pursuant to events or proceedings of the nature referred to in Article IX(h), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefited Lender shall purchase at par for cash from the other Lenders a participating interest in such portion of each other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         SECTION XI.08. Survival. The obligations of the Operating Partnership under Sections 5.01, 5.04, 5.05 and 11.03 shall survive the repayment of the Loans and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any Loan hereunder, in the other Credit Facility Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any Loan, any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Loan was made.

         SECTION XI.09. Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

         SECTION XI.10. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement with counterpart signature pages or in any number of separate counterparts, all of which taken together shall constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Operating Partnership and the Administrative Agent.

         SECTION XI.11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION XI.12. Integration. This Agreement and the other Credit Facility Documents represent the agreement of the Operating Partnership, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Facility Documents.

         SECTION XI.13. GOVERNING LAW. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         SECTION XI.14. Submission to Jurisdiction. The Operating Partnership hereby irrevocably and unconditionally:

                  (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Credit Facility Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court or forum and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Operating Partnership at its address set forth in Section 11.02 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                  (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 11.14 any special, exemplary, punitive or consequential damages.

         SECTION  XI.15.  Acknowledgments.   The  Operating  Partnership  hereby
acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Notes and the other Credit Facility Documents;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Operating Partnership arising out of or in connection with this Agreement or any of the other Credit Facility Documents, and the relationship between Administrative Agent and Lenders, on the one hand, and the Operating Partnership, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by the other Credit Facility Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Operating Partnership and the Lenders.

         SECTION XI.16. WAIVER OF JURY TRIAL. THE OPERATING PARTNERSHIP, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES, THE CREDIT FACILITY DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN, AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    Operating Partnership:

                                    CALI REALTY, L.P.

                                    By: Cali Realty Corporation,
                                        its sole general partner


                                            By:

                                            Name:
                                            Title:



                                    Administrative Agent:

                                    PRUDENTIAL SECURITIES CREDIT CORP.


                                    By:

                                    Name:
                                    Title:



                                    Lenders:

                                    PRUDENTIAL SECURITIES CREDIT CORP.


                                    By:

                                    Name:
                                    Title:

                                                                      SCHEDULE I


                                   COMMITMENTS


Lender                                                         Commitment Amount
------                                                         -----------------

Prudential Securities Credit Corp.                                 $80,000,000

                                                               -----------------
                                                                   $80,000,000

                                                                     SCHEDULE II

                              ADDRESSES FOR NOTICES

Lender:  Prudential Securities Credit Corp.

Funding Requests:                                           Other Matters:
=========================================================== ========================================================
Prudential Securities Credit Corp.                          Prudential Securities Credit Corp.
One New York Plaza                                          One New York Plaza
New York, New York 10292                                    New York, New York 10292
Attention:  Norman Chaleff                                  Attention:  Normal Chaleff
Telecopy:   (212) 778-4312                                  Telecopy:   (212) 778-4312
Telephone:  (212) 778-4114                                  Telephone:  (212) 778-4114
=========================================================== ========================================================
With copies to:                                             With copies to:

Prudential Securities Incorporated                          Prudential Securities Incorporated
One New York Plaza                                          One New York Plaza
New York, New York 10292                                    New York, New York 10292
Attention:  Richard K. Gupta                                Attention: Richard K. Gupta
Telecopy:   (212) 778-4389                                  Telecopy:  (212) 778-4389
Telephone:  (212) 778-5751                                  Telephone: (212) 778-5751
=========================================================== ========================================================
Prudential Securities Incorporated                          Prudential Securities Incorporated
One New York Plaza                                          One New York Plaza
New York, New York 10292                                    New York, New York 10292
Attention:  Kenneth M. Leavy                                Attention:  Kenneth M. Leavy
Telecopy:    (212) 778-2132                                 Telecopy:   (212) 778-2312
Telephone:  (212) 778-6141                                  Telephone:  (212) 778-6141
=========================================================== ========================================================
Prudential Securities Incorporated                          Prudential Securities Incorporated
One New York Plaza                                          One New York Plaza
New York, New York 10292                                    New York, New York 10292
Attention:  Michael R. Moore                                Attention:  Michael R. Moore
Telecopy:    (212) 778-4312                                 Telecopy:   (212) 778-4312
Telephone:  (212) 778-2641                                  Telephone:  (212) 778-2641
=========================================================== ========================================================
                                                            Morrison & Hecker L.L.P.
                                                            2600 Grand Avenue
                                                            Kansas City, Missouri  64108
                                                            Attention:  Gerald D. Weidner
                                                            Telecopy:   (816) 474-4208
                                                            Telephone:  (816) 691-2600
=========================================================== ========================================================

                                                                    SCHEDULE III


                          EXCESS QUALIFIED ASSET VALUE




                            Allocated Value of Assets

           Property Name                               Value
           -------------                               -----
50 Tice Boulevard, Woodcliff Lake, NJ              $ 21,577,000
325 Columbia Turnpike, Florham Park, NJ              17,370,000
65 Jackson Drive, Cranford, NJ                        6,319,000
6 Commerce Drive, Cranford, NJ                        2,955,000
11 Commerce Drive, Cranford, NJ                       5,869,000
101 Eisenhower Parkway, Roseland, NJ                 20,925,000
103 Eisenhower Parkway, Roseland, NJ                 17,687,000
100 Walnut Avenue, Clark, NJ                         23,112,000
777 Passaic Avenue, Clifton, NJ                       2,230,000
20 Commerce Drive Cranford, NJ                       17,385,000
95 Christopher Columbus Drive, Jersey City, NJ      105,374,000
Route 130, Delran (Tenby Chase), NJ                  12,181,000
                                                    -----------

     TOTAL VALUE                                    252,984,000
                                                    ===========
